As filed with the Securities and Exchange Commission on December 1, 2000
                                           Securities Act File No. 333-_________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. [ ]

                        Post-Effective Amendment No. [ ]


                              PILGRIM MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)


            7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258
               (Address of Principal Executive Offices) (Zip Code)


                                 (800) 992-0180
                  (Registrant's Area Code and Telephone Number)


                                James M. Hennessy
                          ING Pilgrim Investments, Inc.
                          7337 E. Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                     (Name and Address of Agent for Service)

                                 With copies to:
                                Jeffrey S. Puretz
                                     Dechert
                              1775 Eye Street, N.W.
                              Washington, DC 20006

                                   ----------

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.

--------------------------------------------------------------------------------

            It is proposed that this filing will become effective on December 31, 2000 pursuant to Rule 488 under the Securities Act of 1933.

--------------------------------------------------------------------------------

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

================================================================================

                           Pilgrim Global Income Fund
                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 1-800-992-0180

                                ___________, 2000

Dear Shareholder:

     Your Board of Trustees has called a Special Meeting of Shareholders of Pilgrim Global Income Fund to be held at _:__ a.m., local time, on ___________, 2001 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

     The Board of Trustees has approved a reorganization of Pilgrim Global Income Fund into Pilgrim Strategic Income Fund, which is managed by ING Pilgrim Investments, Inc. and is part of the Pilgrim Funds (the "Reorganization"). If approved by shareholders, you would become a shareholder of Pilgrim Strategic Income Fund on the date that the Reorganization occurs. Pilgrim Strategic Income Fund has investment objectives and policies that are compatible in many respects to those of Pilgrim Global Income Fund.

     You are being asked to vote to approve a Plan of Reorganization. The accompanying document describes the proposed transaction and compares the policies and expenses of each of the funds for your evaluation.

     After careful consideration, the Board of Trustees of Pilgrim Global Income Fund unanimously approved this proposal and recommended that shareholders vote "FOR" the proposal.

     A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN ____________, 2001.

     Pilgrim Global Income Fund is using Shareholder Communications Corporation, a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the meeting approaches, if we have not already heard from you, you may receive a telephone call from Shareholder Communications Corporation reminding you to exercise your right to vote.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                   Sincerely,


                                   Robert W. Stallings
                                   President

                           Pilgrim Global Income Fund
                        7337 East Doubletree Ranch Road
                           Scottsdale, Arizona 85258
                                 1-800-992-0180

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                           PILGRIM GLOBAL INCOME FUND
                        SCHEDULED FOR ____________, 2001


To the Shareholders:

     A Special Meeting of Shareholders of Pilgrim Global Income Fund ("Special Meeting") is scheduled for ____________, 2001 at _:__ a.m., local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

     The purposes of the Special Meeting of Pilgrim Global Income Fund are as follows:

     1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Pilgrim Global Income Fund by Pilgrim Strategic Income Fund in exchange for shares of Pilgrim Strategic Income Fund and the subsequent liquidation of Pilgrim Global Income Fund; and

     2. To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournments thereof.

     Shareholders of record at the close of business on __________ __, 2000 are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.

                        By Order of the Board of Trustees


                        James M. Hennessy
                        Secretary

__________ __, 2000

                       TABLE OF CONTENTS


INTRODUCTION.............................................................      1
SUMMARY..................................................................      2
   Comparison of Investment Objectives and Strategies....................      4
   Comparison of Portfolio Characteristics...............................      5
   Relative Performance..................................................      6
   Comparison of Investment Techniques and Risks of the Funds............      6
COMPARISON OF FEES AND EXPENSES..........................................      9
   Annual Fund Operating Expenses........................................     10
   General Information...................................................     11
ADDITIONAL INFORMATION ABOUT STRATEGIC INCOME FUND.......................     12
   Investment Personnel..................................................     12
   Performance of Strategic Income Fund..................................     13
INFORMATION ABOUT THE REORGANIZATION.....................................     14
ADDITIONAL INFORMATION ABOUT THE FUNDS...................................     16
GENERAL INFORMATION ABOUT THE PROXY STATEMENT............................     17
   Solicitation of Proxies...............................................     17
   Voting Rights.........................................................     18
   Other Matters to Come Before the Special Meeting......................     18
   Shareholder Proposals.................................................     19
   Reports to Shareholders...............................................     19
APPENDIX A...............................................................    A-1
APPENDIX B...............................................................    B-1
APPENDIX C...............................................................    C-1
APPENDIX D...............................................................    D-1
APPENDIX E...............................................................    E-1

                           PROXY STATEMENT/PROSPECTUS
                  SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR

                               __________ __, 2001

                           PILGRIM GLOBAL INCOME FUND

                       Relating to the Reorganization into

                          PILGRIM STRATEGIC INCOME FUND
                       (a series of Pilgrim Mutual Funds)

                           (COLLECTIVELY, THE "FUNDS")

                                  INTRODUCTION

     This Proxy Statement/Prospectus provides you with information about a proposed transaction. The transaction involves the transfer of all the assets and liabilities of Pilgrim Global Income Fund ("Global Income Fund") to Pilgrim Strategic Income Fund ("Strategic Income Fund") in exchange for shares of Strategic Income Fund (the "Reorganization"). Global Income Fund would then distribute to its shareholders their portion of the shares of Strategic Income Fund it receives in the Reorganization. The result would be a liquidation of Global Income Fund. You would receive shares of Strategic Income Fund having an aggregate value equal to the aggregate value of the shares you held of Global Income Fund, as of the close of business on the business day of the closing of the Reorganization. You are being asked to vote on the Agreement and Plan of Reorganization through which these transactions would be accomplished.

     Because you, as a shareholder of Global Income Fund, are being asked to approve a transaction that will result in your holding of shares of Strategic Income Fund, this Proxy Statement also serves as a Prospectus for Strategic Income Fund.

     This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about Strategic Income Fund that you should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of Strategic Income Fund, see the Prospectus (the "Prospectus") and the Statement of Additional Information for Strategic Income Fund dated November 1, 2000, which may be obtained, without charge, by calling 1-800-992-0180. Strategic Income Fund also provides periodic reports to its shareholders which highlight certain important information about the Fund, including investment results and financial information. The annual report for Strategic Income Fund dated June 30, 2000 is incorporated herein by reference. You may receive a copy of the most recent annual report for each of the Funds and a copy of any more recent semi-annual report, without charge, by calling 1-800-992-0180.

     You may also obtain proxy materials, reports and other information filed by Strategic Income Fund from the Securities and Exchange Commission's ("SEC") Public Reference Room at 202-942-8090 or from the SEC's internet website at www.sec.gov.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

     You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Prospectus and the Agreement and Plan of Reorganization, which is attached hereto as Appendix B.

     THE PROPOSED REORGANIZATION. On November 2, 2000, the Board of Trustees of Global Income Fund approved an Agreement and Plan of Reorganization (the "Reorganization Agreement"). Subject to shareholder approval, the Reorganization Agreement provides for:

     * the transfer of all of the assets of Global Income Fund to Strategic Income Fund, in exchange for shares of Strategic Income Fund;

     * the assumption by Strategic Income Fund of all of the liabilities of Global Income Fund;

     * the distribution of Strategic Income Fund shares to the shareholders of Global Income Fund; and

     *    the complete liquidation of Global Income Fund (the "Reorganization").

     The Reorganization is expected to be effective upon the opening of business on __________ __, 2001, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of the Class A, Class B, Class C, and Class Q shares of Global Income Fund would become a shareholder of the same Class of Strategic Income Fund. Each shareholder would hold, immediately after the Closing, shares of each Class of Strategic Income Fund having an aggregate value equal to the aggregate value of the shares of that same Class of Global Income Fund held by that shareholder as of the close of business on the business day preceding the Closing.

     The Reorganization is one of many reorganizations that are proposed among various Pilgrim Funds. The Pilgrim Fund complex has grown in recent years through the addition of many funds. Management of the Pilgrim Funds has proposed the consolidation of a number of the Pilgrim Funds that they believe have similar or compatible investment policies. The proposed reorganizations are designed to reduce the overlap in funds offered by the Pilgrim Funds, thereby eliminating duplication of costs and other inefficiencies arising from having similar portfolios within the same fund group. ING Pilgrim Investments also believes that the reorganizations may benefit fund shareholders by resulting in surviving funds with a greater asset base. This is expected to achieve economies of scale for shareholders and may provide greater investment opportunities for the surviving funds or the potential to take larger portfolio positions.

     Another reason for the Reorganization of Global Income Fund is that management currently believes that international bonds are not an attractive asset class for U.S. investors, and a global bond fund is not likely to attract sufficient assets to become a viable mutual fund, whereas a fund that invests in international bonds as well as other types of fixed-income instruments, including domestic fixed-income instruments, has greater potential to become a viable fund.

     In considering whether to approve the Reorganization, you should note that:

     * The Funds have investment objectives and policies that are compatible in many respects. Global Income Fund seeks high current income, with capital appreciation as a secondary objective. Strategic Income Fund seeks maximum total return (consisting of income earned on the Fund's investments plus capital appreciation, if any, arising from decreases in interest rates or improving credit fundamentals for a security or sector). Global Income Fund invests in a variety of foreign and domestic high yield, lower rated and unrated debt securities. Strategic Income Fund invests in primarily investment grade securities, and to a lesser extent in high yield debt securities.

     * If approved, shareholders of Global Income Fund will no longer participate in a Fund that invests primarily in high yield securities of foreign and domestic issuers; rather, Strategic Income Fund normally invests primarily in U.S. dollar denominated securities, with not more than 30% of its assets in securities denominated in foreign currencies. Management has determined that it no longer wishes to offer a fund that may invest primarily in high yield securities of foreign issuers. If the Reorganization is not approved, management may ask the Board to consider other courses of action, including dissolving the Fund and distributing its net assets to shareholders on a pro rata basis.

     * The proposed Reorganization is expected to result in a reduction in net operating expenses for shareholders of Global Income Fund. In particular, the operating expenses, expressed as a percentage of net asset value per share of Class A shares, are as follows:

          *    Expenses of Global Income Fund (based on the
               year ended June 30, 2000):(1)                          1.84%

          *    Expenses of Strategic Income Fund - before
               expense  reimbursements (based on the year ended
               June 30, 2000):                                        2.53%

          *    Expenses of Strategic Income Fund - after
               expense  reimbursements (based on the year ended
               June 30, 2000):                                        0.96%

          *    Estimated expenses of Strategic Income Fund
               after the reorganization -- before expense
               reimbursements:                                        1.57%

          *    Estimated expenses of Strategic Income Fund
               after the reorganization -- after expense
               reimbursements:                                        0.96%

-------
(1) Based upon expenses incurred by the Global Income Fund for the 12 month period ended June 30, 2000, adjusted for the expense of current contracts and 12b-1 plans which became effective when ING Pilgrim Investments, Inc. ("ING Pilgrim Investments") became the adviser to the Fund on July 26, 2000.

     Approval of the Reorganization Agreement requires the affirmative vote of a majority of the outstanding shares of Global Income Fund.

     AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF GLOBAL INCOME FUND UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

                                         GLOBAL INCOME FUND                               STRATEGIC INCOME FUND
                                         ------------------                               ---------------------
INVESTMENT OBJECTIVE     Seeks high current income. Capital appreciation     Seeks maximum total return. (The "total return"
                         is a secondary objective.                           sought by the Fund consists of income earned on
                                                                             the Fund's investments, plus capital appreciation,
                                                                             if any, which generally arises from decreases in
                                                                             interest rates or improving credit fundamentals
                                                                             for a particular sector or security.)

                                                                             *   Under normal conditions, invests at least 60%
INVESTMENT STRATEGIES    *   Under normal conditions, invests                    of its total assets in debt securities issued
                             substantially all of its assets in lower            by U.S. and foreign corporations, U.S. and
                             rated or unrated debt securities of                 foreign governments, and their agencies and
                             domestic companies, companies in developed          instrumentalities that are rated in one of the
                             foreign countries, and companies in                 top four categories by a nationally recognized
                             emerging markets. The credit quality of             statistical rating agency, or of comparable
                             foreign debt securities in which the Fund           quality if unrated. These securities include
                             invests is generally equal to U.S.                  bonds, notes, and mortgage-backed and
                             corporate debt securities known as "junk            asset-backed securities with rates that are
                             bonds." The debt securities consist of              fixed, variable or floating.
                             bonds, notes, debentures, and similar
                             instruments.                                    *   May invest up to 40% of its total assets in
                                                                                 high yield debt securities, commonly known as
                         *   May invest in debt securities issued by             "junk bonds." There is no minimum credit
                             foreign governments, their agencies and             rating for high yield debt securities in which
                             instrumentalities, central banks,                   the Fund may invest.
                             commercial banks, and other corporate
                             entities.                                       *   May invest in debt securities of any maturity;
                                                                                 however, the average portfolio duration of the
                         *   May invest up to 100% of total assets in            Fund will generally range from two to eight
                             domestic and foreign debt securities that           years.
                             are rated below investment grade or are of
                             comparable quality.                             *   May invest up to 30% of its total assets in
                                                                                 securities payable in foreign currencies.
                         *   May invest in securities that are in
                             default as to payment of principal and/or       *   May invest up to 10% of its total assets in
                             interest, and bank loan participations and          other investment companies that invest in
                             assignments.                                        secured floating rate loans, including up to
                                                                                 5% of its assets in Pilgrim Prime Rate Trust,
                                                                                 a closed-end investment company.

                                                                             *   May also use options, futures contracts and
                                                                                 interest rate and currency swaps as hedging
                                                                                 techniques. The Fund does not invest in
                                                                                 interest-only or principal-only stripped
                                                                                 mortgage-backed securities.

INVESTMENT ADVISER       ING Pilgrim Investments, Inc.                       ING Pilgrim Investments, Inc.

PORTFOLIO MANAGER        Denis P. Jamison                                    Edwin Schriver and Robert K. Kinsey

COMPARISON OF PORTFOLIO CHARACTERISTICS


         The following table compares certain characteristics of the portfolios of the Funds as June 30, 2000:

                                                    GLOBAL INCOME FUND                         STRATEGIC INCOME FUND
                                                    ------------------                         ---------------------
Net Assets                                          $30,173,826                                $11,380,184
Number of Holdings                                  47                                         47
Ratio of Net Investment Income to
 Average Net Assets                                 7.98%(1)                                   7.69%(2)
Average Credit Quality                              BB+                                        A
Below Investment Grade ("Junk Bond") Portfolio
 Holdings (as a % of net assets) (Rated)            50.87%                                     4.12%
Below Investment Grade ("Junk Bond") Portfolio
Holdings (as a % of net assets) (Unrated)          14.60%                                     10.10%
Bonds in Default (as a % of net assets)             0.54%                                      0.00%
Average Remaining Dollar Weighted Duration of
 High Yield Securities                              9.21 years                                 4.90 years
As a percentage of net assets:
  U.S. Corporate Bonds                              19.80%                                    36.63%
  Foreign Corporate Bonds                           21.30%                                     1.30%
  U.S. Treasury and Agency Obligations              0.00%                                     43.72%
  Collateralized Mortgage Obligations and
   Asset-Backed Securities                          0.00%                                      7.68%
  Foreign Government Bonds (including foreign
   agencies and instrumentalities)                 53.60%                                      0.00%
  Investment Company Shares                         0.00%                                      5.03%
Portfolio Turnover Rate (12 months
 ended 6/30/00)                                    20.00%                                    168.00%

Top 10 Countries (as a % of net assets)           United States - 19.80%                      United States - 100%
                                                  Poland - 9.30%
                                                  Denmark - 8.80%
                                                  Hungary - 6.40%
                                                  Brazil - 6.00%
                                                  Greece - 5.20%
                                                  Dominican Republic - 4.70%
                                                  Philippines - 4.60%
                                                  Sweden - 3.90%
                                                  Norway - 3.70%

Top 5 Industries (as a % of net assets)           Foreign Governments & Agencies - 53.62%     US Treasury Obligations - 24.23%
                                                  Utilities - 21.64%                          FNMA - 12.47%
                                                  Mortgage - 10.88 %                          Communications - Wireline - 10.14%
                                                  Transportation - 4.42%                      FHLMC - 0.98%
                                                  Broadcasting, Radio & Television - 2.96%    Communications - Internet - 6.71%

Top 10 Holdings (as a % of net assets)            Government of Brazil Bonds - 6.00%          US Treasury Bonds 6.00% - 7.83%
                                                  Tricom - 4.66%                              U.S. Treasury Note 6.125% - 7.10%
                                                  Philippine Gov. Bonds 18% - 4.58%           FNMA 7.125 - 6.59%
                                                  Government Of Sweden - 3.88%                U.S. Treasury Note 7.25% - 5.81%
                                                  Hungarian Government Bonds - 3.86%          Pilgrim Prime Rate Trust - 5.03%
                                                  Unikredit Realkredit - 3.82%                Charter Communications Hldg. - 5.00%
                                                  Cemex SA - 3.72%                            FNMA 7.25 - 4.43%
                                                  Norwegian Government Bonds - 3.70%          FHLMC 7.00% - 4.02%
                                                  Poland T-bill 5/16/01 - 3.30%               U.S. Treasury Bonds 6.00% - 3.49%
                                                  Polish Government Bonds - 3.25%             Pinnacle Holdings - 3.03%

(1)  Annualized for the six months ended 6/30/00.
(2)  For the year ended 6/30/00.

RELATIVE PERFORMANCE

     The following table shows, for certain periods, the average annual total return for: (a) Class A shares of Global Income Fund; (b) Class A Shares of Strategic Income Fund; (c) the Lehman Brothers Global Treasury Index; and (d) the Lehman Aggregate Bond Index. Performance of the Funds in the table does not reflect the deduction of sales loads, and would be lower if it did. The indices have an inherent performance advantage over the Funds since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

                                                     LEHMAN
                                                    BROTHERS
                        GLOBAL       STRATEGIC       GLOBAL           LEHMAN
 CALENDAR YEAR          INCOME        INCOME        TREASURY      AGGREGATE BOND
 ENDED/PERIOD           FUND(2)       FUND(3)       INDEX(4)         INDEX(5)
 ------------           -------       -------       --------         --------
12/31/99                -0.31%        -1.16%         -0.99%          -0.82%
1/1/00-9/30/00(1)       -1.92%         2.49%         -2.68%           7.12%

----------
(1)  Not annualized.
(2) Prior to July 26, 2000, the Fund was advised by Lexington Management Corporation, which was acquired by the parent to ING Pilgrim Investments, on July 26, 2000. ING Pilgrim Investments became the adviser on that same day.
(3)  Strategic Income Fund commenced operations on July 27, 1998.
(4) The Lehman Brothers Global Treasury Index is an unmanaged index that is comprised of 19 countries with an average maturity of 7.46% The index is overweighted in the U.S. and Japan, 27% and 25%, respectively. The average coupon is 5.37%. The index returns are calculated in three ways: U.S. Dollar, hedged U.S. Dollar, and local returns (local currencies). The modified adjusted duration of the index is 5.5 years.
(5) The Lehman Aggregate Bond Index is an unmanaged index that measures the performance of fixed income securities that are similar, but not identical, to those in the Strategic Income Fund's portfolio.

COMPARISON OF INVESTMENT TECHNIQUES AND RISKS OF THE FUNDS

     Because both Funds invest primarily in debt securities, and may invest in debt securities of foreign issuers or lower rated or unrated debt securities, many of the risks of investing in Strategic Income Fund are similar to the risks of investing in Global Income Fund. A principal risk of an investment in each of the Funds is that you could lose money on your investment. Each Fund's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the portfolio, investment policies, portfolio management, and other factors affect such fluctuations.

     CORPORATE DEBT SECURITIES. Each Fund may invest in corporate debt securities. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). When interest rates decline, the value of debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. Each Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. These Funds, particularly the Global Income Fund, may be subject to more credit risk than other income funds, because they may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

     HIGH YIELD SECURITIES. Each Fund may invest in high yield securities (commonly known as "junk bonds"), which are debt securities that are rated below investment grade by a nationally recognized statistical rating organization or are of comparable quality if not rated. Strategic Income Fund may invest up to 40% of its assets in junk bonds. Global Income Fund may invest up to 100% of its assets in junk bonds.

     High yield securities generally provide greater income and increased opportunity for capital appreciation than higher quality debt securities, but they also typically entail greater potential credit risk and price volatility. High yield securities are regarded as predominately speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. The market prices of high yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile.

     The high yield securities in which the Funds invest may be less liquid than higher quality investments. A security in the lowest rating categories that is unrated or whose credit rating has been lowered may be particularly difficult to sell. Foreign securities and mortgage-related and asset-backed debt securities may be less liquid than other debt securities. Each Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

     FOREIGN SECURITIES. Each Fund may invest in foreign securities and the Global Income Fund normally invests primarily in such securities. There are risks in owning foreign securities, including: (i) fluctuations in currency exchange rates; (ii) devaluation of currencies; (iii) political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; (iv) reduced availability of public information concerning issuers; and (v) accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to U.S. companies. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

     DERIVATIVE SECURITIES. Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Each Fund may employ the use of derivative instruments. Strategic Income Fund may use options, futures contracts and interest rate and currency swaps as hedging techniques. Strategic Income Fund does not invest in interest-only or principal-only stripped mortgage-backed securities.

     Derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of derivatives may reduce returns for both Funds. A risk of using financial futures contracts for hedging purposes is that the adviser might imperfectly judge the market's direction, so that the hedge might not correlate to the market's movements and may be ineffective. Furthermore, if a Fund buys a futures contract to gain exposure to securities, the Fund is exposed to the risk of change in the value of the underlying securities and futures contract.

     MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. Strategic Income Fund may invest in mortgage-related securities. Investments in mortgage-related securities involve certain risks. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline, and may decline more rapidly as the underlying mortgages are less likely to be prepaid; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The mortgage loans underlying a mortgage-related security will be subject to normal principal amortization, and may be prepaid prior to maturity due to the sale of the underlying property, the refinancing of the loan, or foreclosure. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages may increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Further, during periods that interest rates are low, prepaid amounts would be reinvested in low yielding instruments.

     Strategic Income Fund may also invest in non-mortgage related asset-backed securities which include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables and motor vehicle and other installment purchase obligations and leases. Interest in these pools are not backed by the U.S. Government and may or may not be secured. The credit characteristics of asset-backed securities differs in a number of respects from those of traditional debt securities. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

     INTERESTS IN LOANS. Both Funds may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

     U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government securities. U.S. Government securities include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. While U.S. Government securities provide substantial protection against credit risk, they do not protect investors against price declines in the securities due to changing interest rates. Additionally, obligations of some U.S. Government agencies, such as FNMA and FHLMC, are not backed by the full faith and credit of the U.S. Government, and are subject to somewhat greater credit risk than direct obligations of the U.S. Treasury.

     NON-DIVERSIFICATION RISK. Global Income Fund is a non-diversified investment company, meaning that, compared with other Funds, it may invest a greater percentage of its assets in a particular issuer. The investment of Global Income Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of Strategic Income Fund, a diversified investment company.

                         COMPARISON OF FEES AND EXPENSES

     The following discussion describes and compares the fees and expenses of the Funds. For further information on the fees and expenses of Strategic Income Fund, see "Appendix C: Additional Information Regarding Pilgrim Strategic Income Fund."

     TOTAL OPERATING EXPENSES. The operating expenses of Strategic Income Fund, expressed as a ratio of expenses to average daily net assets ("expense ratio"), currently are lower than those of the Global Income Fund, after giving effect to the expense limitation agreement for Strategic Income Fund. For the year ended June 30, 2000, the net expenses, after the fee waivers, for Class A, B, C and Q shares of Strategic Income Fund were 0.96%, 1.36%, 1.36%, and 0.86%, respectively. These expense ratios are lower than those of Class A, B, C and Q shares of Global Income Fund, which were 1.84%, 2.59% 2.59% and 1.84% for the year ended June 30, 2000, after adjustment for current contractual charges and distribution plan expenses. The expense ratios of Class A, B, C and Q shares of Strategic Income Fund, without giving effect to the expense limitation agreement, were 2.53%, 2.93%, 2.93%, and 2.43%, respectively, for the year ended June 30, 2000. The estimated PRO FORMA expense ratio, after giving effect to the merger of Global Income Fund into Strategic Income Fund, and without giving effect to the expense limitation agreement, for Class A, B, C, and Q shares, would be 1.57%, 1.97%, 1.97%, and 1.47%, respectively. The operating expenses for the Global Income Fund are based upon expenses incurred by the Fund for the 12 month period ended June 30, 2000, adjusted for current expenses of contacts and distribution plans which became effective when ING Pilgrim Investments became adviser to the Fund on July 26, 2000.

     MANAGEMENT FEE. The management fee for Strategic Income Fund is lower than the fee for Global Income Fund. Each Fund pays a management fee based on a percentage of the Fund's average daily net assets, as follows:

ASSETS TO WHICH FEE APPLIES      GLOBAL INCOME FUND       STRATEGIC INCOME FUND
---------------------------      ------------------       ---------------------
First $500 million                      1.00%                      0.45%
Next $250 million                       1.00%                      0.40%
Assets over $750 million                1.00%                      0.35%

     DISTRIBUTION AND SERVICE (12b-1) FEES. The Class A distribution and service fee for Strategic Income Fund is 0.10% higher than that of the corresponding class of Global Income Fund. The Class B and Class C distribution and service fees for Strategic Income Fund are 0.25% lower than those of the corresponding Classes of Global Income Fund. The Class Q service fees for Strategic Income Fund and Global Income Fund are identical.

     EXPENSE LIMITATION. Expense limitation arrangements are in place for Strategic Income Fund. Under the terms of the agreement, ING Pilgrim Investments will limit expenses of Strategic Income Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments within three years. The current expense limitation agreement for Strategic Income Fund provides that it will remain in effect through at least October 31, 2001. There can be no assurances that the expense limitation agreement will be continued after that date. The expense limitations for Class A, B, C, and Q shares of Strategic Income Fund are 0.95%, 1.35%, 1.35%, and 0.85%, respectively.

     EXPENSE TABLE. The current expenses of each Fund and estimated PRO FORMA expenses giving effect to the proposed Reorganization are shown in the table below. Expenses for the Funds are based upon the operating expenses incurred by each Class of shares for the 12 month period ended June 30, 2000, as adjusted, in the case of Global Income Fund, for the current expenses of contracts and distribution plans that became effective when ING Pilgrim Investments become adviser to the Fund on July 26, 2000. PRO FORMA fees show estimated fees of Strategic Income Fund after giving effect to the proposed Reorganization. PRO FORMA numbers are estimated in good faith and are hypothetical.

ANNUAL FUND OPERATING EXPENSES (UNAUDITED)
(expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets) (1)

                                            DISTRIBUTION
                                            (12b-1) AND
                                            SHAREHOLDER                TOTAL FUND    FEE WAIVER
                              MANAGEMENT     SERVICING      OTHER      OPERATING         BY          NET FUND
CLASS A                          FEES          FEES(2)     EXPENSES     EXPENSES    ADVISER(3)(4)    EXPENSES
-------                          ----          -------     --------     --------    -------------    --------
Global Income Fund              1.00%          0.25%         0.59%       1.84%            --          1.84%
Strategic Income Fund           0.45%          0.35%         1.73%       2.53%         -1.57%         0.96%
Surviving Fund after
 Reorganization (PRO FORMA)     0.45%          0.35%         0.77%       1.57%         -0.61%         0.96%

CLASS B
Global Income Fund              1.00%          1.00%         0.59%       2.59%            --          2.59%
Strategic Income Fund           0.45%          0.75%         1.73%       2.93%         -1.57%         1.36%
Surviving Fund after
 Reorganization (PRO FORMA)     0.45%          0.75%         0.77%       1.97%         -0.61%         1.36%

CLASS C
Global Income Fund              1.00%          1.00%         0.59%       2.59%            --          2.59%
Strategic Income Fund           0.45%          0.75%         1.73%       2.93%         -1.57%         1.36%
Surviving Fund after
 Reorganization (PRO FORMA)     0.45%          0.75%         0.77%       1.97%         -0.61%         1.36%

CLASS Q
Global Income Fund              1.00%          0.25%         0.59%       1.84%            --          1.84%
Strategic Income Fund           0.45%          0.25%         1.73%       2.43%         -1.57%         0.86%
Surviving Fund after
 Reorganization (PRO FORMA)     0.45%          0.25%         0.77%       1.47%         -0.61%         0.86%

----------
(1) Strategic Income Fund's fiscal year ends on June 30 while Global Income Fund's fiscal year ends on December 31. Expenses of the Funds and the PRO FORMA expenses are estimated based upon expenses incurred by each Fund for the 12 month period ended June 30, 2000. Global Income Fund's expenses are adjusted for the expense of current contracts and distribution plans which became effective when ING Pilgrim Investments became adviser to the Fund on July 26, 2000. PRO FORMA expenses are adjusted for anticipated contractual changes.
(2) As a result of distribution (Rule 12b-1) fees, a long term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc.
(3) ING Pilgrim Investments has entered into an expense limitation agreement with Pilgrim Mutual Funds (of which Strategic Income Fund is a series) that limits expenses (excluding interest, taxes, brokerage and extraordinary expenses) for Strategic Income Fund to 0.95%, 1.35%, 1.35% and 0.85% for Class A, Class B, Class C and Class Q shares, respectively, subject to possible later recoupment. ING Pilgrim Investments has agreed that the expense limitations shown in the table will apply to Strategic Income Fund until at least October 31, 2001.

4) ING Pilgrim Investments has entered into an expense limitation agreement for the Global Income Fund. The Fund's actual expenses are lower than the expense limitations contained in the agreement. ING Pilgrim Investments has agreed to limit expenses to 2.75%, 3.50%, 3.50% and 2.75% for Class A, Class B, Class C, and Class Q, respectively. The expense limitation agreement will run through July 26, 2002. There is no guarantee that the expense limitation agreement will be continued after that date.

     Following the Reorganization and in the ordinary course of business as a mutual fund, certain holdings of Global Income Fund that were transferred to Strategic Income Fund in connection with the Reorganization may be sold. Such sales may result in increased transactional costs for Strategic Income Fund, and the realization of taxable gains or losses for Strategic Income Fund.

     EXAMPLES. The examples are intended to help you compare the cost of investing in the each of the Funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.

                                                                                               PRO FORMA
                   GLOBAL INCOME FUND                 STRATEGIC INCOME FUND                THE FUNDS COMBINED**
            -------------------------------     --------------------------------     --------------------------------
              1       3        5       10         1        3        5       10         1        3        5       10
            YEAR    YEARS    YEARS    YEARS     YEAR     YEARS    YEARS    YEARS     YEAR     YEARS    YEARS    YEARS
            ----    -----    -----    -----     ----     -----    -----    -----     ----     -----    -----    -----
Class A     $653   $1,026   $1,423   $2,531     $568    $1,082   $1,622   $3,092     $568     $890    $1,235    $2,204
Class B      762    1,105    1,575    2,742*     638     1,058    1,604    3,045*     638      859     1,206     2,143*
Class C      362      805    1,375    2,925      238       758    1,404    3,140      238      559     1,006     2,247
Class Q      187      579      995    2,159       88       607    1,153    2,647       88      405       745     1,705

----------
* The ten year calculations for Class B shares assume conversion of the Class B shares to Class A shares at the end of the eighth year following the date of purchase.
**   Estimated.

     You would pay the following expenses if you did not redeem your shares:

                                                                                               PRO FORMA
                   GLOBAL INCOME FUND                 STRATEGIC INCOME FUND                THE FUNDS COMBINED**
            -------------------------------     --------------------------------     --------------------------------
              1       3        5       10         1        3        5       10         1        3        5       10
            YEAR    YEARS    YEARS    YEARS     YEAR     YEARS    YEARS    YEARS     YEAR     YEARS    YEARS    YEARS
            ----    -----    -----    -----     ----     -----    -----    -----     ----     -----    -----    -----
Class A     $653   $1,026   $1,423   $2,531     $568    $1,082   $1,622   $3,092     $568     $890    $1,235    $2,204
Class B      262      805    1,375    2,742*     138       758    1,404    3,045*     138      559     1,006     2,143*
Class C      262      805    1,375    2,925      138       758    1,404    3,140      138      559     1,006     2,247
Class Q      187      579      995    2,159       88       607    1,153    2,647       88      405       745     1,705

----------
* The ten year calculations for Class B shares assume conversion of the Class B shares to Class A shares at the end of the end of the eighth year following the date of purchase.
**   Estimated.

GENERAL INFORMATION

     Class A, Class B, Class C and Class Q shares of Strategic Income Fund issued to a shareholder in connection with the Reorganization will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding shares of Global Income Fund held by that shareholder immediately prior to the Reorganization.

     In addition, the period that the shareholder held shares of Global Income Fund will be included in the holding period of Strategic Income Fund shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B shares of Strategic Income Fund issued to a shareholder in connection with the Reorganization will convert to Class A shares eight years after the date that the Class B shares of Global Income Fund were purchased by the shareholder. Strategic Income Fund and Global Income Fund are each subject to the sales load structure described in the table below.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (fees paid directly from your investment)

                                                      CLASS A       CLASS B      CLASS C     CLASS Q
                                                      -------       -------      -------     -------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                 4.75%(1)       None         None         None

Maximum deferred sales charge (load) (as a
  percentage of the lower of original purchase
  price or redemption proceeds)                        None(2)      5.00%(3)     1.00%(4)      None

----------
(1) Reduced for purchases of $50,000 and over. See "Class A Shares: Initial Sales Charge Alternative" in Appendix C and "Shareholder Guide -- Choosing a Share Class" in the Prospectus.
(2) A contingent deferred sales charge of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Class A Shares:
     Initial Sales Charge Alternative" in Appendix C.
(3) Imposed upon redemptions within 6 years of purchase. The fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in Appendix C and "Shareholder Guide -- Sales Charge Calculation" in the Prospectus.
(4)  Imposed upon redemptions within 1 year from purchase.

     Neither Strategic Income Fund nor Global Income Fund have any redemption fees, exchange fees or sales charges on reinvested dividends.

               ADDITIONAL INFORMATION ABOUT STRATEGIC INCOME FUND

INVESTMENT PERSONNEL

      The following individuals share responsibility for the day-to-day management of Strategic Income Fund:

     * Robert K. Kinsey, Vice President of ING Pilgrim Investments, has served as a Portfolio Manager of Strategic Income Fund since May 24, 1999. Mr. Kinsey manages Strategic Income Fund's assets that are invested in securities other than high yield debt securities. Prior to joining ING Pilgrim Investments, Mr. Kinsey was a Vice President and Fixed Income Portfolio Manager for Federated Investors from January 1995 to March 1999. From July 1992 to January 1995, Mr. Kinsey was a Principal and Portfolio Manager for Harris Investment Management.

     * Edwin Schriver, Senior Vice President of ING Pilgrim Investments, has served as a Senior Portfolio Manager of the portfolio management team that manages Strategic Income Fund since October 2000. Prior to joining ING Pilgrim Investments, Mr. Schriver was a Senior High Yield Analyst for Dreyfus Corporation since 1998. From 1996 to 1997, Mr. Schriver was the president of Crescent City Research, an investment research and software firm. Prior to 1996, Mr. Schriver was President of an SEC-registered investment adviser and held various senior portfolio management positions.

PERFORMANCE OF STRATEGIC INCOME FUND

     The bar chart and tables that follow provide an indication of the risks of investing in Strategic Income Fund by showing (on a calendar year basis) Strategic Income Fund's annual total return and by showing (on a calendar year basis) how Strategic Income Fund's average annual returns for one year and since inception compare to those of the Lehman Aggregate Bond Index. The information in the bar chart is based on the performance of the Class A shares of Strategic Income Fund although the bar chart does not reflect the deduction of the sales load on Class A shares. If the bar chart included the sales load, returns would be less than those shown. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Total returns include reinvestment of dividends and capital gains distributions, if any. All indices are unmanaged.

                      CALENDAR YEAR-BY-YEAR RETURNS(1),(2)

                                     1999(3)
                                     ----
                                    -1.16%

----------
(1) During the period shown in the chart, the Fund's best quarterly performance was 0.81% for the quarter ended December 31, 1999, and the Fund's worst quarterly performance was -1.23% for the quarter ended June 30, 1999. The Fund's year-to-date total return as of September 30, 2000 was 2.49%.
(2)  Prior to May 24, 1999, a different adviser managed the Fund.
(3)  Fund commenced operations on July 27, 1998.

     The table below shows what the average annual total returns of Strategic Income Fund would equal if you averaged out actual performance over various lengths of time, compared to the Lehman Aggregate Bond Index. The Lehman Aggregate Bond Index has an inherent performance advantage over Strategic Income Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Strategic Income Fund's performance reflected in the table below assumes the deduction of the maximum sales charge in all cases.

AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1999

                                                                 SINCE
                                            1 YEAR            INCEPTION(5)
                                            ------            ------------
Strategic Income Fund - Class A (1)         -5.83%               -1.74%
Strategic Income Fund - Class B (2)         -6.15%               -1.29%
Strategic Income Fund - Class C (3)         -2.46%                1.31%
Strategic Income Fund - Class Q             -0.97%                1.90%
Lehman Aggregate Bond Index(4)              -0.82%                2.37%

----------
(1)  Reflects deduction of sales charge of 4.75%.
(2) Reflects deduction of deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.
(3)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.
(4) The Lehman Aggregate Bond Index is an unmanaged index that measures the performance of fixed income securities that are similar, but not identical, to those in the Fund's portfolio.
(5)  Classes A, B, C and Q commenced operations on July 27, 1998.

     The table below shows the performance of Strategic Income Fund if sales charges are not reflected.

AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1999

                                                                 SINCE
                                            1 YEAR            INCEPTION(1)
                                            ------            ------------
Strategic Income Fund - Class A             -1.16%                1.65%
Strategic Income Fund - Class B             -1.50%                1.31%
Strategic Income Fund - Class C             -1.53%                1.31%
Strategic Income Fund - Class Q             -0.97%                1.90%

----------
(1)  Classes A, B, C, and Q commenced operations on July 27, 1998.

     For a discussion by the adviser regarding the performance of Strategic Income Fund for the year ended June 30, 2000, see Appendix A in this Proxy Statement/Prospectus. Additional information about Strategic Income Fund is included in Appendix C to this Proxy Statement/Prospectus.

                      INFORMATION ABOUT THE REORGANIZATION

     THE REORGANIZATION AGREEMENT. The Reorganization Agreement provides for the transfer of all of the assets and liabilities of Global Income Fund to Strategic Income Fund in exchange for shares of Strategic Income Fund. Global Income Fund will distribute the shares of Strategic Income Fund received in the exchange to the shareholders of the Global Income Fund and then Global Income Fund will be liquidated.

     After the Reorganization, each shareholder of Global Income Fund will own shares in Strategic Income Fund having an aggregate value equal to the aggregate value of each respective class of shares in Global Income Fund held by that shareholder as of the close of business on the business day of the Closing. Shareholders of each Class of shares of Global Income Fund will receive shares of the same class of Strategic Income Fund. In the interest of economy and convenience, shares of Strategic Income Fund generally will not be represented by physical certificates unless requested in writing.

     Until the Closing, shareholders of Global Income Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by Strategic Income Fund for the redemption of its shares received by the shareholder in the Reorganization.

     The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of Global Income Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix B to review the terms and conditions of the Reorganization Agreement.

     REASONS FOR THE REORGANIZATION. The Reorganization is one of many reorganizations that are proposed among various Pilgrim Funds. The Pilgrim Fund complex has grown in recent years through the addition of many funds. Management of the Pilgrim Funds has proposed the consolidation of a number of the Pilgrim Funds that they believe have similar or compatible investment policies. The proposed reorganizations are designed to reduce the overlap in funds offered by the Pilgrim Funds, thereby eliminating duplication of costs and other inefficiencies arising from having similar portfolios within the same fund group. ING Pilgrim Investments also believes that the reorganizations may benefit fund shareholders by resulting in surviving funds with a greater asset base. This is expected to achieve economies of scale for shareholders and may provide greater investment opportunities for the surviving funds or the potential to take larger portfolio positions.

     Another reason for the Reorganization of Global Income Fund is that management currently believes that international bonds are not an attractive asset class for U.S. investors, and a global bond fund is not likely to attract sufficient assets to become a viable mutual fund, whereas a fund that invests in international bonds as well as other types of fixed-income instruments, including domestic fixed-income instruments, has greater potential to become viable fund.

     The proposed Reorganization was presented to the Board of Trustees of Global Income Fund for consideration and for approval at a meeting held on November 2, 2000. For the reasons discussed below, the Trustees, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of Global Income Fund, determined that the interests of the shareholders of Global Income Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of Global Income Fund and its shareholders.

     The Reorganization will allow Global Income Fund's shareholders to continue to participate in a professionally-managed portfolio consisting primarily of domestic and foreign debt securities. As shareholders of Global Income Fund, these shareholders will continue be able to exchange into other mutual funds in the larger group of Pilgrim Funds and ING Funds that offer the same class of shares in which such shareholder is currently invested. A list of the Pilgrim Funds and ING Funds and Classes available after the Reorganization is contained in Appendix D.

     BOARD CONSIDERATIONS. The Board of Trustees of Global Income Fund, in recommending the proposed transaction, considered a number of factors, including the following:

     (1) the plans of Management to reduce overlapping funds in the Pilgrim Fund complex.

     (2) Management's current belief that international bonds are not an attractive asset class for U.S. investors, and a global bond fund is not likely to attract sufficient assets to become a viable mutual fund;

     (3) expense ratios and information regarding fees and expenses of Global Income Fund and Strategic Income Fund, including the expense limitation arrangements offered by ING Pilgrim Investments;

     (4) estimates that show that combining the Funds is expected to result in a lower expense ratio because of economies of scale expected to result from an increase in the asset size of Strategic Income Fund;

     (5) whether the Reorganization would dilute the interests of Global Income Fund's current shareholders;

     (6) the relative investment performance and risks of Strategic Income Fund as compared to the Global Income Fund;

     (7) the comparability of Strategic Income Fund's investment objectives, policies and restrictions with those of Global Income Fund; and

     (8) the tax-free nature of the Reorganization to Global Income Fund and its shareholders.

     The Board of Trustees also considered the future potential benefits to ING Pilgrim Investments in that its costs to limit the expenses of Strategic Income Fund are likely to be reduced if the Reorganization is approved.

     THE TRUSTEES OF GLOBAL INCOME FUND RECOMMEND THAT SHAREHOLDERS APPROVE THE REORGANIZATION WITH STRATEGIC INCOME FUND.

     TAX CONSIDERATIONS. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither Global Income Fund nor its shareholders nor Strategic Income Fund is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

     Immediately prior to the Reorganization, Global Income Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of Global Income Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of Global Income Fund's shareholders.

     As of June 30, 2000, Strategic Income Fund had accumulated capital loss carryforwards of approximately $812,559. After the Reorganization, the losses of Strategic Income Fund will be available to Strategic Income Fund to offset its capital gains, although the amount of these losses which may offset Strategic Income Fund's future capital gains in any given year may be limited. The ability of Strategic Income Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of Strategic Income Fund's capital loss carryforwards currently are available only to pre-reorganization shareholders of that Fund. After the Reorganization, however, these benefits will inure to the benefit of all post-reorganization shareholders of Strategic Income Fund.

     EXPENSES OF THE REORGANIZATION. ING Pilgrim Investments, Adviser to Global Income Fund, will bear half the cost of the Reorganization. The Funds will bear the other half of the expenses related to the proposed Reorganization, including, but not limited to, the costs of solicitation of voting instructions and any necessary filings with the Securities and Exchange Commission. Of the Reorganization expenses allocated to the Funds, each Fund will bear a ratable portion based on its relative net asset values immediately before Closing.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     FORM OF ORGANIZATION. Strategic Income Fund is a series of Pilgrim Mutual Funds, which is a Delaware business trust. Global Income Fund is a Massachusetts business trust. Pilgrim Mutual Funds and Global Income Fund are each governed by a Board of Trustees consisting of eleven Trustees. The members of both Boards are identical.

     DISTRIBUTOR. ING Pilgrim Securities, Inc., whose address is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, is the principal distributor for both Funds.

     DIVIDENDS AND OTHER DISTRIBUTIONS. Global Income Fund pays dividends from net investment income, if any, on a quarterly basis and capital gains, if any, on an annual basis. Strategic Income Fund pays dividends from net investment income, if any, on a monthly basis and capital gains, if any, on an annual basis. Dividends and distributions of each of the Funds are automatically reinvested in additional shares of the respective Class of the particular Fund, unless the shareholder elects to receive distributions in cash.

     If the Reorganization Agreement is approved by Global Income Fund's shareholders, then as soon as practicable before the Closing, Global Income Fund will pay its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

     CAPITALIZATION. The following table shows on an unaudited basis the capitalization of each of the Funds as of June 30, 2000 and on a PRO FORMA basis as of June 30, 2000 giving effect to the Reorganization:

                                                  NET ASSET VALUE       SHARES
                                    NET ASSETS       PER SHARE       OUTSTANDING
                                    ----------       ---------       -----------
GLOBAL INCOME FUND(1)
    Class A                        $30,173,826        $ 9.31          3,240,512

STRATEGIC INCOME FUND
    Class A                        $ 2,726,254        $12.07            225,777
    Class B                        $ 4,460,163        $11.80            377,987
    Class C                        $ 3,966,076        $12.30            322,466
    Class Q                        $   227,691        $11.45             19,891

PRO FORMA - STRATEGIC INCOME FUND
 INCLUDING GLOBAL INCOME FUND
    Class A                        $32,900,080        $12.07          2,725,773
    Class B                        $ 4,460,163        $11.80            377,987
    Class C                        $ 3,966,076        $12.30            322,466
    Class Q                        $   227,691        $11.45             19,891

----------
(1) Class B, Class C, and Class Q Shares of Global Income Fund were not offered as of June 30, 2000.

                  GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES

     Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about _______, 2000. Shareholders of Global Income Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of ING Pilgrim Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. Global Income Fund has retained Shareholder Communications Corporation, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Shareholders of Global Income Fund may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote.

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with Global Income Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Trustees of Global Income Fund that may be presented at the Special Meeting.

VOTING RIGHTS

     Shareholders of Global Income Fund are entitled to one vote for each share held as to any matter on which they are entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

     Shareholders of Global Income Fund at the close of business on _________, 2000 (the "Record Date") will be entitled to be present and give voting instructions for Global Income Fund at the Special Meeting with respect to their shares owned as of that Record Date. As of the Record Date, ______ shares of Global Income Fund were outstanding and entitled to vote.

     Approval of the Reorganization requires the affirmative vote of a majority of the outstanding shares of Global Income Fund.

     The holders of the majority of the outstanding shares present in person or represented by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote present in person or by proxy may adjourn the Special Meeting from time to time until a quorum is present.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against the Reorganization.

     Global Income Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, Global Income Fund understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

     To the knowledge of Global Income Fund, as of November 1, 2000, no current Trustee owns 1% or more of the outstanding shares of Global Income Fund, and the officers and Trustees own, as a group, less than 1% of the shares of Global Income Fund.

     Appendix E hereto lists the persons that, as of November 1, 2000, owned beneficially or of record 5% or more of the outstanding shares of any Class of Global Income Fund or Strategic Income Fund.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     Global Income Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, the proxyholders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     Global Income Fund is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by Global Income Fund's management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

REPORTS TO SHAREHOLDERS

     Global Income Fund will furnish, without charge, a copy of the most recent Annual Report regarding Global Income Fund and the most recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed to Global Income Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 or at 1-800-992-0180.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                James M. Hennessy
                                Secretary

__________, 2000
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

                                   APPENDIX A

                              STRATEGIC INCOME FUND

      Set forth below is an excerpt from Pilgrim Strategic Income Fund's Annual Report, dated June 30, 2000, regarding the Fund's performance.

     MANAGEMENT TEAM: Robert Kinsey, Vice President & Senior Portfolio Manager; Kevin Mathews, Vice President & Senior Portfolio Manager; Charles Ullerich, Vice President & Portfolio Manager.

     GOALS: Pilgrim Strategic Income Fund (the "Fund" or "Strategic Income") seeks maximum total return by investing primarily in debt securities issued by
U. S. and foreign entities, as well as U. S. and foreign governments and their agencies and instrumentalities, that are rated investment grade by a nationally recognized statistical rating agency, or of comparable quality if unrated. Up to 40% of the Fund's assets may be invested in high yield securities rated below investment grade.

     BOND MARKET OVERVIEW: The high quality bond market experienced extraordinary bouts of illiquidity up until the latter part of the second quarter 2000. While weakness in the equity market boded well for U. S. Treasuries, a number of corporate bonds were pummelled by earnings warnings and downgrades. Event risk returned to the corporate market with a vengeance, raising the ugly specter of credit-damaging shareholder enhancement programs. Credit-harming mergers and acquisitions also made headlines. However, the successful completion of several record-breaking new issues marked the turnaround in spread product by late May. Agencies faced some very rough sledding early in 2000 as a congressional committee and political pundits questioned the unique relationship between the Treasury Department, Fannie Mae
(FNMA) and Freddie Mac (FHLMC). Despite numerous Federal Reserve Bank tightenings, long-term Treasuries have been well bid in the face of government buybacks and signs that the domestic economy is slowing.

     The first half of 2000 was better than the second half of 1999, but not by much. The negative returns of 1999 were succeeded by flat returns in 2000. High yield bond prices continued to decline in the first half of 2000, but when combined with coupon income, total returns on the sector came close to zero.

     Federal Open Market Committee (FOMC) policy continued the tightening bias of 1999 with further interest rate increases in the first half of 2000. After raising the Federal Reserve Bank Funds target rate from 5% to 5.5% in the second half of 1999, the FOMC raised rates from 5.5% to 6.5% in the first half of 2000. The FOMC continues to be concerned that the domestic economy is growing too quickly and that the result might be increased inflation. Much of the price behavior in the high yield market can be directly attributed to participants fear that the Federal Reserve Bank will over-tighten, pushing the economy into a recession.

     Through the year ended June 30, 2000, the ten-year Treasury yield was basically unchanged yielding just below 6% at the beginning of the period and just above 6% at the end of the period. High yield bonds, reflecting the increased risk premium demanded by the market, rose in yield, falling in price over the same time period. Spreads remained virtually unchanged from the beginning to the end of the second half of 1999, but widened by 100 to 125 basis points on most of the major high yield indices in the first half of 2000. This activity reflected the fear of recession as well as rising default rates, declining recovery rates, and weak technical conditions resulting from mutual fund net redemptions. Mutual fund outflows totaled in excess of $6 billion in the first half of 2000, although trends have been more positive in the latter half with sales outpacing redemptions.

     In the first half of 2000, trends from the second half of 1999 continued as higher rated issues outperformed lower rated issues. In order of performance for 2000, Double-B issues ranked first followed by Single-B and at the bottom Triple-C and lower rated issues. These results are to be expected with the increased level of investor sensitivity to economic conditions. Concerns about the market did not seem to significantly slow new issuance. First half of 2000 issuances totaled $27 billion, down only marginally from the $35 billion total from the second half of 1999. This is a positive sign as there is still buyer demand for quality issues, even in a slow and cautious market.

     PERFORMANCE: For the one year ended June 30, 2000 the Fund's Class A shares, excluding sales charges, provided a total return of 3.42% compared to the Lehman Brothers Aggregate Index which returned 4.57% for the same period.

     PORTFOLIO SPECIFICS: A significant commitment to U. S. Treasuries on the heels of the government's buyback announcement boosted returns. Following the under-performance of corporate bonds in the early part of the year, we added Lucent, Wal-Mart, and insured Banco Santander paper along with several agency debentures in May. We maintained our presence in puttable corporates.

     The Fund outperformed most of it's peers over the past year due to a large concentration in the Communications sector. The best performing credits were those on the leading edge of telecommunication technology including providers of digital subscriber lines, wireless voice and internet/data connectivity, and firms that provide access technology for internet data sites. Equally important has been the avoidance of sectors that have significantly underperformed the market including Healthcare, Food & Drug, and Retail credits.

     Credit quality has played a role in performance the last twelve months. Double-B issues have significantly outperformed the market while Triple-C's have underperformed. The Fund's average credit quality weighting of Single-B has slightly helped the portfolio, providing a return close to the market averages. Overall, the Fund's management feels the credit quality of the portfolio is good and positioned for outperformance in the second half of 2000.

     MARKET OUTLOOK: Agency debentures offer excellent relative value especially now that Congress is unlikely to move against the government sponsored enterprises anytime soon. Despite the strong rally relative to Treasuries and swaps, we feel that selective corporate bonds are cheap. We continue to avoid event risk candidates and long-dated corporate paper, and we focus on larger more liquid issues. Recent economic data point to a recent Federal Reserve Bank-engineered slowdown, and the market consensus is for only one more tightening. Consequently the surprise, non-consensus, outcome seems to poise the greatest risk to interest rates. Nevertheless, we are slightly long in duration, but would trim that to neutral if rates rally significantly.

     Our outlook is cautious as we continue to witness an FOMC that has a bias to tighten monetary policy. The danger of recession is real as the Federal Reserve Bank typically creates a soft-landing, or a slowing of economic growth and inflation without a recession, about 50% of the time once they begin tightening. When they create a recession, the results can be problematic for high yield bonds. We have also taken note of the increasingly tough stance taken by banks and other lenders on not being willing to waive convenant violations. This causes high yield credits to get into trouble faster as there is less forbearance on the part of senior bank lenders. Finally, the high yield market itself is less forgiving. Quality names will snap back with the market, marginal credits will eventually recover if investors wait, but weak issuers are given no benefit of the doubt. Weak issues can not hide behind general market trends. Given this, it becomes obvious it is a credit pickers market. Diligence in the credit review and monitoring process has become key to maintaining returns above the benchmark averages.

             [The plot point numbers below represent a line graph]

                                              7/27/98       6/99      6/30/00
                                              -------       ----      -------
     Pilgrim Strategic Income Fund
      Class A With Sales Charge                10,000       9,739      10,073
     Pilgrim Strategic Income Fund
      Class A Without Sales Charge             10,000      10,223      10,574
     Lehman Brothers Aggregate Index           10,000      10,293      10,763


                                              Average Annual Total Returns for
                                              the Periods Ended June 30, 2000
                                              -------------------------------
                                                              Since Inception
                                              1 Year              7/27/98
                                              ------              -------
     Including Sales Charge:
       Class A (1)                             -1.49%              0.38%
       Class B (2)                             -2.00%              0.64%
       Class C (3)                              2.02%              2.54%
     Excluding Sales Charge:
       Class A                                  3.42%              2.93%
       Class B                                  3.00%              2.53%
       Class C                                  3.02%              2.54%
     Lehman Brothers Aggregate Index            4.57%              3.91%(4)

     Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Strategic Income Fund against the Lehman Brothers Aggregate Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

     Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

     Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

     This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

     The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

     Portfolio holdings are subject to change daily.

     (1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

     (2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

     (3)  Reflects deduction of the Class C deferred sales charge of 1.00%.

     (4)  Since inception performance for index is shown from 08/01/98.

     PRINCIPAL RISK FACTOR(S): High yield bonds have exposure to financial, market and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio, and in some cases, the lower market prices for those instruments. The Fund's investments in mortgage-related securities may entail prepayment risk. The Fund may invest up to 30% of its total assets in securities payable in foreign currencies. International investing does pose special risks, including currency fluctuation and political risks not found in domestic investments.

                                   APPENDIX B

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of _____________, 2001, by and between Pilgrim Mutual Funds (the "Trust"), a Delaware business trust with its principal place of business at 7337
E. Doubletree Ranch Road, Scottsdale, Arizona 85258, on behalf of its series, Pilgrim Strategic Income Fund (the "Acquiring Fund"), and Pilgrim Global Income Fund (the "Acquired Fund"), a Massachusetts business trust with its principal place of business at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C, and Class Q voting shares of beneficial interest (no par value) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquired Fund and the Acquiring Fund are open-end, registered investment companies of the management type or a series thereof and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Trustees of the Acquired Fund have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1 Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C, and Class Q Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B, Class C, and Class Q Acquiring Fund Shares to be so credited to Class A, Class B, Class C, and Class Q Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C, and Class Q shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B, Class C, and Class Q Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

     2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Trustees.

     2.2 The net asset value of a Class A, Class B, Class C, and Class Q Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Trustees.

     2.3 The number of the Class A, Class B, Class C, and Class Q Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, Class C, and Class Q shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made by the Acquired Fund's designated record keeping agent and shall be subject to confirmation by the Acquiring Fund's record keeping agent and by each Fund's respective independent auditors.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be _____ ___, 2001, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

     3.2 The Acquired Fund shall direct Brown Brothers Harriman & Co., as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of any securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act") in which the Acquired Fund's Assets are deposited and the Custodian, the Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3 The Acquired Fund shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C, and Class Q shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund, respectively, shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Fund or the Board of Trustees of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the Acquired Fund, the Acquired Fund represents and warrants to the Trust as follows:

     (a) The Acquired Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with power under the Acquired Fund's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Acquired Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

     (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquired Fund's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

     (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

     (h) Except as otherwise disclosed in writing to and accepted by the Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of the Acquired Fund at December 31, 1999 have been audited by KPMG LLP, independent auditors, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (j) Since December 31, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

     (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

     (m) All issued and outstanding shares of beneficial interest of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund (recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Acquired Fund could, under certain circumstances, be held personally liable for obligations of the Acquired Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

     (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     4.2 Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

     (a) The Acquiring Fund is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

     (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

     (g) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

     (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Portfolio of Investments of the Acquiring Fund at June 30, 2000, have been audited by KPMG LLP, independent auditors, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (i) Since June 30, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

     (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) For each taxable year of its operation (including the Taxable Year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

     (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

     (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The Class A, Class B, Class C, and Class Q Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Trust;

     (o) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Class A, Class B, Class C, and Class Q Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.7 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, Class C, and Class Q Acquiring Fund Shares received at the Closing.

     5.8 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.9 The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund's title to and possession of, the Acquiring Fund Shares to be delivered hereunder and (b) the Trust's, on behalf of the Acquiring Fund's, title to and possession of all the assets, and otherwise to carry out the intent and purpose of this Agreement.

     5.10 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund's election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2 The Trust shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request;

     6.3 The Trust, on behalf of Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

     6.4 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Fund;

     7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request;

     7.4 The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date;

     7.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

     7.6 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Trust nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5 The parties shall have received the opinion of Dechert addressed to the Acquired Fund and the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert of representations it shall request of the Trust and the Acquired Fund. Notwithstanding anything herein to the contrary, neither the Trust nor the Acquired Fund may waive the condition set forth in this paragraph 8.5.

9.   BROKERAGE FEES AND EXPENSES

     9.1 The Trust, on behalf of the Acquiring Fund, and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The expenses relating to the proposed Reorganization will be shared so that (1) half of such costs are borne by the investment adviser to the Acquired and Acquiring Funds, and (2) half are borne by the Acquired and Acquiring Funds and will be paid by the Acquired Fund and Acquiring Fund pro rata based upon the relative net assets of the Acquiring Fund and Acquired Fund as of the close of business on the record date for determining the shareholders of the Acquired Fund entitled to vote on the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Trust and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.  TERMINATION

     This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Acquired Fund or the Board of Trustees of the Acquiring Fund at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Fund and the Trust; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B, Class C, and Class Q Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Trust or to the Acquired Fund, 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, attn: James M. Hennessy, in each case with a copy to Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, attn: Jeffrey S. Puretz.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust or Acquired Fund personally, but shall bind only the trust property of the Trust or Acquiring Fund, as provided in the Declaration of Trust of the Trust or Acquired Fund. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each party as provided in the Declaration of Trust of each party.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

     Attest:                            PILGRIM MUTUAL FUNDS on behalf
                                        of its PILGRIM STRATEGIC
                                        INCOME FUND series



     ___________________________        By: ___________________________
     SECRETARY

                                        Title: ________________________


     Attest:                            PILGRIM GLOBAL INCOME FUND



     ___________________________        By: ___________________________
     SECRETARY

                                        Title: ________________________

                                   APPENDIX C

         ADDITIONAL INFORMATION REGARDING PILGRIM STRATEGIC INCOME FUND

                                SHAREHOLDER GUIDE

PILGRIM PURCHASE OPTIONS(TM)

     This Proxy Statement/Prospectus relates to four separate Classes of the Pilgrim Strategic Income Fund ("Fund"): Class A, Class B, Class C, and Class Q, each of which represents an identical interest in the Fund's investment portfolio, but are offered with different sales charges and distribution (Rule 12b-1) and service fee arrangements. As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales load structure and conversion characteristics of the Fund shares that will be issued to you in the Reorganization will be the same as those that apply to Pilgrim Global Income Fund shares held by you immediately prior to the Reorganization, and the period that you held shares of Pilgrim Global Income Fund will be included in the holding period of the Fund for purposes of calculating contingent deferred sales charges and determining conversion rights. Purchases of the shares of the Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

     The sales charges and fees for each Class of shares of the Fund are shown and contrasted in the chart below.

                                                      CLASS A       CLASS B       CLASS C       CLASS Q
                                                      -------       -------       -------       -------
Maximum Initial Sales Charge on Purchases              4.75%(1)      None          None          None
Contingent Deferred Sales Charge ("CDSC")              None(2)       5.00%(3)      1.00%(4)      None
Annual Service and Distribution (12b-1) Fees(5)        0.35%         0.75%         0.75%         0.25%
Maximum Purchase                                     Unlimited      $250,000     Unlimited     Unlimited
Automatic Conversion to Class A                         N/A         8 Years         N/A           N/A

----------
(1)  Imposed upon purchase. Reduced for purchases of $50,000 and over.
(2) For investments of $1 million or more, a CDSC of no more than 1% may be assessed on redemptions of shares that were purchased without an initial sales charge. See "Class A Shares: Initial Sales Charge Alternative" in this Appendix C.
(3) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in this Appendix C.
(4)  Imposed upon redemption within 1 year from purchase.
(5)  Annual asset-based distribution charge.
(6) Class B shares of the Fund issued to shareholders of Global Income Fund in the Reorganization will convert to Class A shares in the eighth year from the original date of purchase of the Class B shares of Global Income Fund.

     The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined.

     CLASS A SHARES: INITIAL SALES CHARGE ALTERNATIVE. Class A shares of the Fund are sold at the net asset value ("NAV") per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see "Special Purchases without a Sales Charge" and "Reduced Sales Charges" below.


                                    AS A % OF THE           AS A %
      YOUR INVESTMENT               OFFERING PRICE          OF NAV
      ---------------               --------------          ------
      Less than $50,000                 4.75%                4.99%
      $50,000 - $99,999                 4.50%                4.71%
      $100,000 - $249,999               3.50%                3.63%
      $250,000 - $499,999               2.50%                2.56%
      $500,000 - $1,000,000             2.00%                2.04%

     There is no initial sales charge on purchases of $1,000,000 or more. However, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                                        PERIOD DURING
     YOUR INVESTMENT                  CDSC            WHICH CDSC APPLIES
     ---------------                  ----            ------------------
     $1,000,000 - $2,499,999          1.00%                 2 years
     $2,500,000 - $4,999,999          0.50%                 1 year
     $5,000,000 and over              0.25%                 1 year

     Class A shares of the Fund issued in connection with the Reorganization with respect to Class A shares of Global Income Fund that were subject to a CDSC at the time of the Reorganization, will be subject to a CDSC of up to 1% for a period of up to two years from the date of purchase of the original shares of Global Income Fund.

     REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares of the Fund or other open-end funds in the Pilgrim Funds or ING Funds which offer Class A shares, or shares with front-end sales charges ("Participating Funds") by completing the Letter of Intent section of an Application to purchase Fund shares. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter of Intent amount multiplied by the maximum sales charge imposed on purchases of the Fund and Class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the Statement of Additional Information for the Fund for details on the Letter of Intent option or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

     A sales charge may also be reduced by taking into account the current value of your existing holdings in the Fund or any other open-end funds in the Pilgrim Funds (excluding Pilgrim Money Market Fund) or ING Funds ("Rights of Accumulation"). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time. See the Statement of Additional Information for the Fund for details or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

     For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of the Fund which imposes a CDSC.

     SPECIAL PURCHASES WITHOUT A SALES CHARGE. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent at (800) 992-0180, or see the Statement of Additional Information for the Fund.

     CLASS B SHARES: DEFERRED SALES CHARGE ALTERNATIVE. Class B shares are offered at their NAV per share without any initial sales charge. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of the Fund are subject to distribution and service fees at an annual rate of 0.75% of the average daily net assets of the Class, which is higher than the distribution and service fees of Class A shares. The higher distribution and service fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A shares. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. The amount of the CDSC is based on the lesser of the NAV of the Class B shares at the time of purchase or redemption. There is no CDSC on Class B shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

        YEAR OF REDEMPTION AFTER PURCHASE                   CDSC
        ---------------------------------                   ----
        First                                                5%
        Second                                               4%
        Third                                                3%
        Fourth                                               3%
        Fifth                                                2%
        Sixth                                                1%
        After Sixth Year                                    None

     Class B shares will automatically convert into Class A shares approximately eight years after purchase. Class B shares of the Fund issued in connection with the Reorganization with respect to Class B shares of Global Income Fund will convert to Class A shares eight years after the purchase of the original shares of Global Income Fund. For additional information on the CDSC and the conversion of Class B, see the Fund's Statement of Additional Information.

     CLASS C SHARES. Class C shares are offered at their NAV per share without an initial sales charge. Class C shares may be subject to a CDSC of 1% if redeemed within one year of purchase. The amount of the CDSC is based on the lesser of the NAV of the Class C shares at the time of purchase or redemption. There is no CDSC on Class C shares acquired through the reinvestment of dividends and capital gains distributions.

     CLASS Q SHARES. Class Q shares are offered at NAV without a sales charge to qualified retirement plans, financial and other institutions and "wrap accounts." The minimum initial investment is $250,000, and the minimum subsequent investment is $10,000. The ING Pilgrim Securities, Inc. (the "Distributor") may waive these minimums from time to time.

     WAIVERS OF CDSC. The CDSC will be waived in the following cases. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

     1) The CDSC will be waived in the case of redemption following the death or permanent disability of a shareholder if made within one year of death or initial determination of permanent disability. The waiver is available only for those shares held at the time of death or initial determination of permanent disability.

     2) The CDSC also may be waived for Class B shares redeemed pursuant to a Systematic Withdrawal Plan, as described in the Pilgrim Prospectus, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

     3) The CDSC also will be waived in the case of mandatory distributions from a tax-deferred retirement plan or an IRA.

     If you think you may be eligible for a CDSC waiver, contact the Shareholder Servicing Agent at (800) 992-0180.

     REINSTATEMENT PRIVILEGE. Class B and Class C shareholders who have redeemed their shares in any open-end Pilgrim Fund or ING Fund may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. See the Statement of Additional Information for the Fund for details or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

     RULE 12B-1 PLAN. The Fund has a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to each Class of shares of the Fund ("Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, the Distributor may receive from the Fund an annual fee in connection with the offering, sale and shareholder servicing of the Fund's Class A, Class B, Class C and Class Q shares.

     DISTRIBUTION AND SERVICING FEES. As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of the Fund and in connection with services rendered to shareholders of the Fund, the Fund pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of the Fund's average daily net assets attributable to that class):

                                 SERVICING FEE         DISTRIBUTION FEE
                                 -------------         ----------------
          Class A                    0.25%                   0.10%
          Class B                    0.25%                   0.50%
          Class C                    0.25%                   0.50%
          Class Q                    0.25%                   None

     Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A, Class B, Class C or Class Q shares of the Fund, including payments to Authorized Dealers, and for shareholder servicing. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     OTHER EXPENSES. In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, transfer agency and custodian fees, proxy solicitation costs, and the compensation of Trustees who are not affiliated with ING Pilgrim Investments, Inc. ("ING Pilgrim Investments"). Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each Class of shares are charged proportionately only to the outstanding shares of that Class.

     PURCHASING SHARES. The Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000.00 ($250.00 for IRA's). The minimum initial investment in the Fund is $1,000 ($250 for IRAs), and the minimum for additional investment in the Fund is $100. The minimum initial investment for a pre-authorized retirement plan is $100, plus monthly investments of at least $100.

     The Fund and the Distributor reserve the right to reject any purchase order. Please note cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) will not be accepted. ING Pilgrim Investments reserves the right to waive minimum investment amounts.

     PRICE OF SHARES. When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

     DETERMINATION OF NET ASSET VALUE. The NAV of each Class of the Fund's shares is determined daily as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern time) on each day that it is open for business. The NAV of each Class represents that Class' pro rata share of that Fund's net assets as adjusted for any class specific expenses (such as fees under a Rule 12b-1 plan), and divided by that Class' outstanding shares. In general, the value of the Fund's assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations, for short-term debt securities and for situations where market quotations are deemed unreliable. The NAV per share of each Class of the Fund will fluctuate in response to changes in market conditions and other factors. Portfolio securities for which market quotations are readily available are stated at market value. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Trustees. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. For information on valuing foreign securities, see the Fund's Statement of Additional Information.

     PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, contact the Shareholder Servicing Agent at (800) 992-0180.

     RETIREMENT PLANS. The Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. Also available are prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Co. ("SSB") acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. SSB currently receives a $12 custodian fee annually for the maintenance of such accounts.

     EXECUTION OF REQUESTS. Purchase and sale requests are executed at the NAV next determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth in the Fund's Prospectus under "Purchase of Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
Time), the shares will not be credited until the next business day.

     You will receive a confirmation of each new transaction in your account, which also will show you the number of shares of the Fund you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

     TELEPHONE ORDERS. The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions. Telephone redemptions may be executed on all accounts other than retirement accounts.

EXCHANGE PRIVILEGES AND RESTRICTIONS

     An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Shareholder Servicing Agent at
(800) 992-0180. There is no specific limit on exchange frequency; however, the Fund is intended for long term investment and not as a trading vehicle. ING Pilgrim Investments reserves the right to prohibit excessive exchanges (more than four per year). ING Pilgrim Investments reserves the right, upon 60 days' prior notice, to restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. The Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

     Shares of one Class of the Fund generally may be exchanged for shares of that same Class of any other open-end Pilgrim Fund or ING Fund without payment of any additional sales charge. In most instances, if you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shareholders exercising the exchange privilege with any other open-end Pilgrim Fund or ING Fund should carefully review the prospectus of that fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the Account Application that signifies you do not wish to have this privilege. The exchange privilege is only available in states where shares of the fund being acquired may be legally sold.

     You will automatically have the ability to request an exchange by calling the Shareholder Service Agent at (800) 992-0180 unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.

     SYSTEMATIC EXCHANGE PRIVILEGE. With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same Class of any other open-end Pilgrim Fund or ING Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

     SMALL ACCOUNTS. Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

     With respect to Class Q shares, if you draw down a non-retirement account so that its total value is less than the Fund minimum, you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Your account will not be closed if its drop in value is due to the Fund's performance.

HOW TO REDEEM SHARES

     Shares of the Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.

     SYSTEMATIC WITHDRAWAL PLAN. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount of $100 or more made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. With respect to Class Q Shares, you may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount of $1,000 or more made to yourself or to anyone else you properly designate, as long as the account has a current value of at least $250,000. For additional information, contact the Shareholder Servicing Agent at (800) 992-0180, or see the Fund's Statement of Additional Information.

     PAYMENTS. Payment to shareholders for shares redeemed or repurchased ordinarily will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire or federal funds. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission. The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash harmful to the Fund, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

                             MANAGEMENT OF THE FUND

     INVESTMENT MANAGER. ING Pilgrim Investments has overall responsibility for the management of the Fund. The Fund and ING Pilgrim Investments have entered into an agreement that requires ING Pilgrim Investments to provide or oversee all investment advisory and portfolio management services for the Fund. ING Pilgrim Investments provides the Fund with office space, equipment and personnel necessary to administer the Fund. The agreement with ING Pilgrim Investments can be canceled by the Board of Trustees of the Fund upon 60 days' written notice. Organized in December 1994, ING Pilgrim Investments is registered as an investment adviser with the Securities and Exchange Commission. As of September 30, 2000, ING Pilgrim Investments managed over $20.7 billion in assets. ING Pilgrim Investments bears its expenses of providing the services described above. Investment management fees are computed and accrued daily and paid monthly.

     PARENT  COMPANY  AND  DISTRIBUTOR.   ING  Pilgrim   Investments  and  the
Distributor are indirect,  wholly owned  subsidiaries of ING Groep,  N.V. (NYSE:
ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with almost 100,000 employees.

     SHAREHOLDER   SERVICING  AGENT.   ING  Pilgrim  Group,   Inc.  serves  as
Shareholder Servicing Agent for the Fund. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. The Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

     PORTFOLIO TRANSACTIONS. ING Pilgrim Investments will place orders to execute securities transactions that are designed to implement the Fund's investment objectives and policies. ING Pilgrim Investments will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks ("brokers") that provide "best execution" of these orders. In placing purchase and sale transactions, ING Pilgrim Investments may consider brokerage and research services provided by a broker to ING Pilgrim Investments or its affiliates, and the Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if ING Pilgrim Investments determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. In addition, ING Pilgrim Investments may place securities transactions with brokers that provide certain services to the Fund. ING Pilgrim Investments also may consider a broker's sale of Fund shares if ING Pilgrim Investments is satisfied that the Fund would receive best execution of the transaction from that broker.

                        DIVIDENDS, DISTRIBUTIONS & TAXES

     DIVIDENDS AND DISTRIBUTIONS. The Fund generally distributes most or all of its net earnings in the form of dividends The Fund pays dividends monthly and capital gains, if any, annually. Dividends and distributions will be determined on a class basis.

     Any dividends and distributions paid by the Fund will be automatically reinvested in additional shares of the respective Class of that Fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment. You may, upon written request or by completing the appropriate section of the Account Application in the Pilgrim Prospectus, elect to have all dividends and other distributions paid on a Class A, B, C, or Q account in the Fund invested into a Pilgrim Fund or ING Fund, which offers Class A, B, C, or Q shares.

     FEDERAL TAXES. The following information is meant as a general summary for U.S. shareholders. Please see the Fund's Statement of Additional Information for additional information. You should rely your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

     The Fund will distribute most of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

     Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

     You will receive an annual statement summarizing your dividend and capital gains distributions.

     If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

     There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

     As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

PILGRIM STRATEGIC INCOME FUND                            FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------
For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ending prior to June 30, 1999, the financial information was audited by other independent auditors.

                                                                 Class A                              Class B
                                                      -------------------------------      -------------------------------
                                                                  Three                              Three
                                                        Year      months     July 27,      Year      months     July 27,
                                                       Ended      ended    1998(1) to      Ended     ended     1998(1) to
                                                      June 30,   June 30,   March 31,      June 30,  June 30,   March 31,
                                                       2000       1999(2)     1999         2000      1999(2)     1999
                                                       -----      -----       -----       -----      -----       -----
Per Share Operating Performance:
Net asset value, beginning of period               $   12.59      12.89       13.08       12.33      12.61       12.78
Income from investment operations:
Net investment income                              $    0.92       0.26        0.53        0.88       0.18        0.45
Net realized and unrealized
gains (loss) on investments                        $   (0.52)     (0.42)      (0.08)      (0.53)     (0.33)      (0.05)
Total from investment operations                   $    0.40      (0.16)       0.45        0.35      (0.15)       0.40
Less distributions from:
Net investment income                              $    0.92       0.14        0.53        0.88       0.13        0.46
Net realized gains on investments                  $      --         --        0.11          --         --        0.11
Net asset value, end of period                     $   12.07      12.59       12.89       11.80      12.33       12.61
Total Return(3):                                   %    3.42      (1.23)       5.60        3.00      (1.20)       5.17

Ratios/Supplemental Data:
Net assets, end of period (000's)                  $   2,726      2,736       5,751       4,460      5,658       6,637
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)     %    0.96       0.90        0.96        1.36       1.29        1.37
Gross expenses prior to expense reimbursement(4)   %    2.64       1.56        1.98        3.04       1.95        2.42
Net investment income (loss)
after expense reimbursement(4)(5)                  %    7.69       5.88        5.81        7.29       5.49        5.35
Portfolio turnover                                 %     168         69         274         168         69         274

                                                                   Class C
                                                        ---------------------------------
                                                                      Three
                                                           Year      months     July 27,
                                                          Ended       ended    1998(1) to
                                                        Juned 30,   June 30,   March 31,
                                                          2000        1999(2)    1999
                                                          -----       -----      -----
Per Share Operating Performance:
Net asset value, beginning of period               $      12.81       13.10      13.27
Income from investment operations:
Net investment income                              $       0.87        0.19       0.48
Net realized and unrealized
gains (loss) on investments                        $      (0.51)      (0.35)     (0.06)
Total from investment operations                   $       0.36       (0.16)      0.42
Less distributions from:
Net investment income                              $       0.87        0.13       0.48
Net realized gains on investments                  $         --          --       0.11
Net asset value, end of period                     $      12.30       12.81      13.10
Total Return(3)                                    %       3.02       (1.21)      5.19

Ratios/Supplemental Data:
Net assets, end of period (000's)                  $      3,966       7,965      8,128
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)     %       1.36        1.29       1.36
Gross expenses prior to expense reimbursement(4)   %       3.04        1.95       2.41
Net investment income (loss)
after expense reimbursement(4)(5)                  %       7.29        5.49       5.36
Portfolio turnover                                 %        168          69        274

                                                                           Class Q
                                                            ---------------------------------------
                                                             Year        Three months     July 27
                                                             ended          ended        1998(1) to
                                                            June 30,       June 30,       March 31,
                                                             2000          1999(2)         1999
                                                             ----          -------         ----
Per Share Operating Performance:
Net asset value, beginning of period                  $      11.99          12.26          12.43
Income from investment operations:
Net investment income                                 $       0.94           0.25           0.48
Net realized and unrealized (loss) on investments     $      (0.54)         (0.38)         (0.04)
Total from investment operations                      $       0.40         (0.13)           0.44
Less distributions from:
Net investment income                                 $       0.94           0.14           0.50
Net realized gains on investments                     $         --             --           0.11
Net asset value, end of period                        $      11.45          11.99          12.26
Total Return(3):                                      %       3.55           1.16           5.78

Ratios/Supplemental Data:
Net assets, end of period (000's)                     $        228            171            314
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)        %       0.86           0.71           0.69
Gross expenses prior to expense reimbursement(4)      %       2.54           1.37           1.74
Net investment income (loss) after expense
reimbursement(4)(5)                                   %       7.79           6.07           6.03
Portfolio turnover                                    %        168             69            274

(1)  The Fund commenced operations on July 27, 1998.

(2) Effective May 24, 1999, ING Pilgrim Investments, Inc., became the Investment Manager of the Fund and the Fund changed its year end to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                                   APPENDIX D

     The following is a list of the current funds in the Pilgrim Funds and ING Funds, which are managed by an affiliate of ING Pilgrim Investments, and the classes of shares that are currently offered by each fund or are expected to be offered at or shortly after the Reorganization:

FUND                                                         CLASSES OFFERED
----                                                         ---------------

ING FUNDS
U.S. EQUITY
Internet Fund                                                A, B and C
Tax Efficient Equity Fund                                    A, B and C

GLOBAL/INTERNATIONAL EQUITY
European Equity Fund                                         A, B and C
Global Communications Fund                                   A, B and C
Global Information Technology Fund                           A, B and C

FIXED INCOME
High Yield Bond Fund                                         A, B and C
Intermediate Bond Fund                                       A, B and C
Money Market Fund                                            A, B, C and I
National Tax-Exempt Bond Fund                                A, B and C

PILGRIM FUNDS
U.S. EQUITY
Balanced Fund                                                A, B, C, Q and T
Bank and Thrift Fund                                         A and B
Convertible Fund                                             A, B, C and Q
Corporate Leaders Trust Fund                                 A
Growth and Income Fund                                       A, B, C and Q
Growth + Value Fund                                          A, B, C and Q
Growth Opportunities Fund                                    A, B, C, Q, I and T
LargeCap Growth Fund                                         A, B, C and Q
MagnaCap Fund                                                A, B, C, Q and M
MidCap Growth Fund                                           A, B, C and Q
MidCap Opportunities Fund                                    A, B, C, Q and I
Research Enhanced Index Fund                                 A, B, C, Q and I
SmallCap Growth Fund                                         A, B, C, Q
SmallCap Opportunities Fund                                  A, B, C, Q, I and T

GLOBAL/INTERNATIONAL EQUITY
Asia-Pacific Equity Fund                                     A, B and M
Emerging Countries Fund                                      A, B, C and Q
Gold Fund (to be renamed Precious Metals Fund)               A
International Fund                                           A, B, C and Q
International Core Growth Fund                               A, B, C and Q
International SmallCap Growth Fund                           A, B, C and Q
International Value Fund                                     A, B, C and Q
Troika Dialog Russia Fund                                    A
Worldwide Growth Fund                                        A, B, C and Q

FIXED INCOME
GNMA Income Fund                                             A, B, C, Q, M and T
High Yield Fund                                              A, B, C, Q and M
High Yield Fund II                                           A, B, C, Q and T
Lexington Money Market Trust                                 A
Pilgrim Money Market Fund                                    A, B and C
Strategic Income Fund                                        A, B, C and Q

                                   APPENDIX E

     As of November 1, 2000, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified Class of Pilgrim Strategic Income Fund:

                                                 % OF CLASS          % OF FUND          % OF FUND
                                                   BEFORE              BEFORE              AFTER
     NAME AND ADDRESS                CLASS     REORGANIZATION      REORGANIZATION     REORGANIZATION
     ----------------                -----     --------------      --------------     --------------
Eastern Bank & Trust FBO               A            13.3%               3.21%
Munksjo Paper 401k
217 Essex Street
Salem, MA 01970

Wachovia Securities Inc. FBO           C            6.69%               2.06%
#288-00397-10
PO Box 1220
Charlotte, NC 28201

     As of November 1, 2000, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified Class of Pilgrim Global Income Fund:

                                                 % OF CLASS          % OF FUND          % OF FUND
                                                   BEFORE              BEFORE              AFTER
     NAME AND ADDRESS                CLASS     REORGANIZATION      REORGANIZATION     REORGANIZATION
     ----------------                -----     --------------      --------------     --------------

McDonald's Investments Inc. FBO       C             100%                0.02%
#80700149
800 Superior Ave E, Ste 2100
Cleveland, OH 44114

                                     PART B

                              PILGRIM MUTUAL FUNDS

 ------------------------------------------------------------------------------

                       Statement of Additional Information
                               __________ __, 2000

 ------------------------------------------------------------------------------


Acquisition of the Assets and                 By and in Exchange for Shares of
Liabilities of Pilgrim Global Income Fund     Pilgrim Strategic Income Fund
7337 E. Doubletree Ranch Road                 (a series of Pilgrim Mutual Funds)
Scottsdale, Arizona 85258                     7337 E. Doubletree Ranch Road
                                              Scottsdale, Arizona 85258

This Statement of Additional Information is available to the Shareholders of Pilgrim Global Income Fund ("Global Income Fund") in connection with a proposed transaction whereby all of the assets and liabilities of Global Income Fund will be transferred to Pilgrim Strategic Income Fund ("Strategic Income Fund"), a series of Pilgrim Mutual Funds, in exchange for shares of Strategic Income Fund.

This Statement of Additional Information of Pilgrim Mutual Funds consists of this cover page, the PRO FORMA Financial Statements, and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for Strategic Income Fund dated November 1, 2000, as filed on November 1, 2000.

2. The Statement of Additional Information for Global Income Fund dated July 31, 2000, as filed on July 26, 2000.

3. The Financial Statements of Strategic Income Fund are included in the Annual Report of Pilgrim Mutual Funds dated June 30, 2000, as filed on September 7, 2000.

4. The Financial Statements of Global Income Fund are included in the Annual Report dated December 31, 1999, as filed on February 28, 2000.

5. The Financial Statements of Global Income Fund are included in the Semi-Annual Report dated June 30, 2000, as filed on August 31, 2000.

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated ________ ___, 2000 relating to the Reorganization of Global Income Fund may be obtained, without charge, by writing to ING Pilgrim Investments, Inc. at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258 or calling (800) 992-0180. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

                         PRO FORMA FINANCIAL STATEMENTS

      Shown below are financial statements for each Fund and pro forma financial statements for the combined Fund, assuming the reorganization is consummated, as of June 30, 2000. The first table presents Statements of Assets and Liabilities (unaudited) for each Fund and pro forma figures for the combined Fund. The second table presents Statements of Operations (unaudited) for each Fund and pro forma figures for the combined Fund. The third table presents Portfolio of Investments for each Fund and pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000 (UNAUDITED)

                                                          STRATEGIC         GLOBAL        PRO FORMA        PRO FORMA
                                                           INCOME           INCOME       ADJUSTMENTS       COMBINED
                                                         ------------     ------------   ------------    ------------
ASSETS:
  Investments in securities at market value*             $10,907,360     $28,590,043                     $39,497,403
  Short-term investments at amortized cost                   289,000       1,023,830                       1,312,830
  Cash                                                        15,968              --                          15,968
  Receivables:
    Fund shares sold                                          86,185          97,628                         183,813
    Dividends and interest                                   158,632         761,468                         920,100
    Due from affiliate                                        13,244              --                          13,244
    Investment securities sold                               202,924              --                         202,924
  Prepaid expenses                                            21,534              --                          21,534
                                                         -----------     -----------     ----------      -----------
        Total Assets                                      11,694,847      30,472,969                      42,167,816
                                                         -----------     -----------     ----------      -----------
LIABILITIES:
  Payable for investment securities purchased                250,000          72,524                         322,524
  Payable for fund shares redeemed                            15,577          29,761                          45,338
  Payable to affiliate                                            --          24,528                          24,528
  Other accrued expenses and liabilities                      49,086         172,330                         221,416
                                                         -----------     -----------     ----------      -----------
        Total Liabilities                                    314,663         299,143                         613,806
                                                         -----------     -----------     ----------      -----------
NET ASSETS                                               $11,380,184     $30,173,826                     $41,554,010
                                                         ===========     ===========     ==========      ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                        $12,441,162     $35,218,328                     $47,659,490
  Undistributed net investment income                        491,239         528,312                       1,019,551
  Accumulated net realized (loss) on investments
   and foreign currency transactions                      (1,342,971)       (822,766)                     (2,165,737)
  Net unrealized (depreciation) of investments
   and other assets, liabilities and forward
   contracts denominated in foreign currencies              (209,246)     (4,750,048)                     (4,959,294)
                                                         -----------     -----------     ----------      -----------
        Net Assets                                       $11,380,184     $30,173,826                     $41,554,010
                                                         ===========     ===========     ==========      ===========
CLASS A:
  Net Assets                                             $ 2,726,254     $30,173,826                     $32,900,080
  Shares outstanding                                         225,777       3,240,512       (740,516)(A)    2,725,773
  Net asset value and redemption price per share         $     12.07     $      9.31                     $     12.07
  Maximum offering price per share                       $     12.67     $      9.88                     $     12.67
CLASS B:
  Net Assets                                             $ 4,460,163             N/A                     $ 4,460,163
  Shares outstanding                                         377,987             N/A                         377,987
  Net asset value and redemption price per share         $     11.80             N/A                     $     11.80
  Maximum offering price per share                       $     11.80             N/A                     $     11.80
CLASS C:
  Net Assets                                             $ 3,966,076             N/A                     $ 3,966,076
  Shares outstanding                                         322,466             N/A                         322,466
  Net asset value and redemption price per share         $     12.30             N/A                     $     12.30
  Maximum offering price per share                       $     12.30             N/A                     $     12.30
CLASS Q:
  Net Assets                                             $   227,691             N/A                     $   227,691
  Shares outstanding                                          19,891             N/A                          19,891
  Net asset value and redemption price per share         $     11.45             N/A                     $     11.45
  Maximum offering price per share                       $     11.45             N/A                     $     11.45

*Cost of securities                                      $11,116,606     $33,393,767                     $44,510,373

----------
(A) Reflects new shares issued, net of retired shares of the Fund.

     See Accompanying Notes to Unaudited Proforma Financial Statements

STATEMENTS OF OPERATIONS  (UNAUDITED)

                                                               STRATEGIC        GLOBAL           PRO FORMA       PRO FORMA
                                                                INCOME          INCOME          ADJUSTMENTS      COMBINED
                                                              -----------     -----------       -----------     -----------
                                                                 YEAR             YEAR             YEAR             YEAR
                                                                 ENDED            ENDED            ENDED            ENDED
                                                                JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,
                                                                 2000             2000             2000             2000
                                                              -----------     -----------       -----------     -----------
INVESTMENT INCOME:
  Dividends                                                   $    65,811     $        --                       $    65,811
  Interest                                                      1,073,053       3,673,349                         4,746,402
                                                              -----------     -----------       -----------     -----------
     Total investment income                                    1,138,864       3,673,349                --       4,812,213
                                                              -----------     -----------       -----------     -----------
EXPENSES:
  Investment management fees                                       59,874         314,847       (173,336) (A)       201,385
  Distribution expenses
    Class A                                                        10,355          24,908         85,155  (A)       120,418
    Class B                                                        37,680              --                            37,680
    Class C                                                        38,579              --                            38,579
    Class Q                                                           444              --                               444
  Transfer agent fees                                             110,300          37,754                           148,054
  Shareholder reporting                                             6,894          26,062                            32,956
  Registration and filing fees                                     76,124          16,955         (8,478) (B)        84,601
  Recordkeeping and pricing fees                                   10,474              --         24,754             35,228
  Professional fees                                                 4,341          42,165         (3,473) (B)        43,033
  Custodian fees                                                    6,768          39,316                            46,084
  Shareholder servicing fees                                        4,683              --                             4,683
  Directors' fees                                                     961          76,715        (70,000) (B)         7,676
  Insurance                                                           247              --                               247
  Miscellaneous                                                     7,570          18,929                            26,499
  Interest and credit facility fee                                  1,218              --                             1,218
  Accounting expenses                                                  --          25,558        (25,558) (C)            --
  Computer processing fees                                             --          10,433        (10,433) (C)            --
                                                              -----------     -----------     ----------        -----------
     Total expenses                                               376,512         633,642       (181,369)           828,785
                                                              -----------     -----------     ----------        -----------
  Less:
     Waived and reimbursed fees                                   208,068              --        150,608  (C)       358,676
     Earnings credits                                                 174              --           (174) (C)            --
                                                              -----------     -----------     ----------        -----------
     Net expenses                                                 168,270         633,642       (331,803)           470,109
                                                              -----------     -----------     ----------        -----------
     Net investment income                                        970,594       3,039,707        331,803          4,342,104
                                                              -----------     -----------     ----------        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized (loss) from:
    Investments                                                  (763,126)        (75,484)                         (838,610)
    Foreign currency transactions                                  (1,151)     (1,416,362)                       (1,417,513)
  Net change in unrealized appreciation (depreciation) of:
   Investments                                                    132,524      (1,418,994)                       (1,286,470)
   Translation of other assets, liabilities and forward
    contracts denominated in foreign currencies                       897              --                               897
                                                              -----------     -----------    -----------        -----------
  Net gain from investments and foreign currencies               (630,856)     (2,910,840)            --         (3,541,696)
                                                              -----------     -----------    -----------        -----------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $   339,738     $   128,867    $   331,803        $   800,408
                                                              ===========     ===========    ===========        ===========

----------
(A) Reflects adjustment in expenses due to effects of current investment advisory, administative and 12b-1 contract rate.
(B) Reflects adjustment in expenses due to elimination of duplicative services.
(C) Reflects adjustment to concur with Pilgrim expense structure.

     See Accompanying Notes to Unaudited Proforma Financial Statements

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (UNAUDITED)
 As of June 30, 2000
--------------------------------------------------------------------------------

Strategic       Global
 Income        Income      Pro Forma
 Shares         Shares       Shares
 ------         ------       ------
                                           CORPORATE BONDS:  39.98%

                                           BANKS: 0.83%
  200,000                    200,000       Wachovia Corp., 6.605%, due 10/01/25
  155,000                    155,000  @@   Banco Santander-Chile, 6.500%, due 11/01/05

                                           BROADCASTING, RADIO & TELEVISION:  2.45%
  220,000                    220,000   +   CD Radio, Inc., 0/15.000% due 12/01/2007
              1,000,000    1,000,000       Compagnie De Radiocomunicaciones Moviles SA, 9.25%, due 05/08/08

                                           CABLE AND DBS:  1.37%
1,000,000                  1,000,000   +   Charter Communications Holdings, 0/11.750%, due 01/15/10

                                           COMMUNICATIONS - INTERNET:  1.16%
  250,000                    250,000       Exodus Communications, 11.625%, due 7/15/10
  250,000                    250,000   #   Psinet Inc., 11.000%, due 8/01/09

                                           COMMUNICATIONS - WIRELESS:  1.12%
  375,000                    375,000   +   Crown Castle Int'l Corp. 0/11.250%, due 8/01/11
  500,000                    500,000   +   Winstar Communications Inc., 0/14.750%, due 04/15/10

                                           COMMUNICATIONS - WIRELINE:  3.67%
  500,000                    500,000   +   Pinnacle Holdings, Inc., 0/10.000%, due 03/15/08
  500,000                    500,000   +   ICG Services, Inc., 0/10.000%, due 02/15/2008
  250,000                    250,000   #   Globenet Communications Group, Ltd., 13.000%, due 07/15/07
                500,000      500,000       Rogers Communications, Inc., 10.50%, due 02/14/06
  450,000                    450,000  #+   United Pan-Europe Communications, 0/12.500%, due 08/01/09
  100,000                    100,000       Global Telesystems Group, Inc., 9.875%, due 02/15/05

                                           FINANCIAL - OTHER SERVICES:  0.12%
   60,000                     60,000   #   Cerro Negro Finance, Ltd., 7.330%, due 12/01/09

                                           MORTGAGE:  7.90%
                549,749      549,749   @   ABN-AMRO Mortgage Corporation,Series 1998-1, Class B4,6.7079%, due 04/25/28
                551,973      551,973   @   BA Mortgage Securities, Inc., Series 1997-2, Class B4, 7.25%, due 10/25/27
                171,081      171,081  @ #  DLJ Mortgage Acceptance Corporation, Series 1996-I, Class B4, 7.25%, due 9/25/11
                430,521      430,521  @ #  PNC Mortgage Securities Corporation, Series 1999-1, Class 2B4, 6.25%, due 02/25/14
                143,506      143,506  @ #  PNC Mortgage Securities Corporation, Series 1999-1, Class 2B5, 6.25%, due 02/25/14
                143,505      143,505  @ #  PNC Mortgage Securities Corporation, Series 1999-1, Class 2B6, 6.25%, due 02/25/14
                681,575      681,575  @ #  PNC Mortgage Securities Corporation, Series 1997-5, Class B5, 7.25%, due 10/25/27
                682,793      682,793  @ #  PNC Mortgage Securities Corporation, Series 1998-2, Class VB5, 6.625%, due 03/25/28
                258,322      258,322  @ #  PNC Mortgage Securities Corporation, Series 1998-2, Class 4B6, 6.75%, due 12/25/27
                489,294      489,294  @ #  PNC Mortgage Securities Corporation, Series 2000-4, Class CB4, 6.811%, due 06/25/30
                611,618      611,618  @ #  PNC Mortgage Securities Corporation, Series 2000-4, Class CB5, 6.811%, due 06/25/30
                611,617      611,617  @ #  PNC Mortgage Securities Corporation, Series 2000-4, Class CB6, 6.811%, due 06/25/30
              1,473,603    1,473,603  @ #  PNC Mortgage Securities Corporation, Series 1998-11, Class 1B6, 6.50%, due 11/25/28
                278,840      278,840  @ #  Residential Asset Securitization Trust, Series 1997-A6, Class B4, 7.25%, due 9/25/12

                                           RETAIL - DISCOUNT:  0.71%
  300,000                    300,000       Wal-Mart Stores, 6.875%, due 08/10/09

                                           SEMICONDUCTOR/ELECTRONIC COMPONENTS:  0.46%
  200,000                    200,000       Motorola, Inc., 6.500%, due 09/01/25

                                           TELECOM SERVICES:  0.43%
  200,000                    200,000       Lucent Technologies, 6.450%, due 03/15/29

                                                                                       Strategic      Global
                                                                                        Income        Income       Pro Forma
                                                                                         Value         Value         Value
                                                                                       ----------    ----------    ----------
CORPORATE BONDS:  39.98%

BANKS: 0.83%
Wachovia Corp., 6.605%, due 10/01/25                                                      195,400                     195,400
Banco Santander-Chile, 6.500%, due 11/01/05                                               148,105                     148,105
                                                                                       ----------    ----------    ----------
                                                                                          343,505            --       343,505
                                                                                       ----------    ----------    ----------
BROADCASTING, RADIO & TELEVISION:  2.45%
CD Radio, Inc., 0/15.000% due 12/01/2007                                                  126,500                     126,500
Compagnie De Radiocomunicaciones Moviles SA, 9.25%, due 05/08/08                                        891,710       891,710
                                                                                       ----------    ----------    ----------
                                                                                          126,500       891,710     1,018,210
                                                                                       ----------    ----------    ----------
CABLE AND DBS:  1.37%
Charter Communications Holdings, 0/11.750%, due 01/15/10                                  568,750                     568,750
                                                                                       ----------    ----------    ----------
COMMUNICATIONS - INTERNET:  1.16%
Exodus Communications, 11.625%, due 7/15/10                                               250,625                     250,625
Psinet Inc., 11.000%, due 8/01/09                                                         231,250                     231,250
                                                                                       ----------    ----------    ----------
                                                                                          481,875            --       481,875
                                                                                       ----------    ----------    ----------
COMMUNICATIONS - WIRELESS:  1.12%
Crown Castle Int'l Corp. 0/11.250%, due 8/01/11                                           234,375                     234,375
Winstar Communications Inc., 0/14.750%, due 04/15/10                                      232,500                     232,500
                                                                                       ----------    ----------    ----------
                                                                                          466,875            --       466,875
                                                                                       ----------    ----------    ----------
COMMUNICATIONS - WIRELINE:  3.67%
Pinnacle Holdings, Inc., 0/10.000%, due 03/15/08                                          345,000                     345,000
ICG Services, Inc., 0/10.000%, due 02/15/2008                                             260,000                     260,000
Globenet Communications Group, Ltd., 13.000%, due 07/15/07                                252,188                     252,188
Rogers Communications, Inc., 10.50%, due 02/14/06                                                       371,203       371,203
United Pan-Europe Communications, 0/12.500%, due 08/01/09                                 226,125                     226,125
Global Telesystems Group, Inc., 9.875%, due 02/15/05                                       71,000                      71,000
                                                                                       ----------    ----------    ----------
                                                                                        1,154,313       371,203     1,525,516
                                                                                       ----------    ----------    ----------
FINANCIAL - OTHER SERVICES:  0.12%
Cerro Negro Finance, Ltd., 7.330%, due 12/01/09                                            51,937                      51,937
                                                                                       ----------    ----------    ----------
MORTGAGE:  7.90%
ABN-AMRO Mortgage Corporation,Series 1998-1, Class B4,6.7079%, due 04/25/28                             297,123       297,123
BA Mortgage Securities, Inc., Series 1997-2, Class B4, 7.25%, due 10/25/27                              319,715       319,715
DLJ Mortgage Acceptance Corporation, Series 1996-I, Class B4, 7.25%, due 9/25/11                        126,280       126,280
PNC Mortgage Securities Corporation, Series 1999-1, Class 2B4, 6.25%, due 02/25/14                      311,590       311,590
PNC Mortgage Securities Corporation, Series 1999-1, Class 2B5, 6.25%, due 02/25/14                       89,422        89,422
PNC Mortgage Securities Corporation, Series 1999-1, Class 2B6, 6.25%, due 02/25/14                       28,701        28,701
PNC Mortgage Securities Corporation, Series 1997-5, Class B5, 7.25%, due 10/25/27                       399,360       399,360
PNC Mortgage Securities Corporation, Series 1998-2, Class VB5, 6.625%, due 03/25/28                     335,742       335,742
PNC Mortgage Securities Corporation, Series 1998-2, Class 4B6, 6.75%, due 12/25/27                       72,330        72,330
PNC Mortgage Securities Corporation, Series 2000-4, Class CB4, 6.811%, due 06/25/30                     359,325       359,325
PNC Mortgage Securities Corporation, Series 2000-4, Class CB5, 6.811%, due 06/25/30                     339,544       339,544
PNC Mortgage Securities Corporation, Series 2000-4, Class CB6, 6.811%, due 06/25/30                     125,381       125,381
PNC Mortgage Securities Corporation, Series 1998-11, Class 1B6, 6.50%, due 11/25/28                     265,249       265,249
Residential Asset Securitization Trust, Series 1997-A6, Class B4, 7.25%, due 9/25/12                    214,315       214,315
                                                                                       ----------    ----------    ----------
                                                                                               --     3,284,077     3,284,077
                                                                                       ----------    ----------    ----------
RETAIL - DISCOUNT:  0.71%
Wal-Mart Stores, 6.875%, due 08/10/09                                                     293,358                     293,358
                                                                                       ----------    ----------    ----------
SEMICONDUCTOR/ELECTRONIC COMPONENTS:  0.46%
Motorola, Inc., 6.500%, due 09/01/25                                                      192,849                     192,849
                                                                                       ----------    ----------    ----------
TELECOM SERVICES:  0.43%
Lucent Technologies, 6.450%, due 03/15/29                                                 176,642                     176,642
                                                                                       ----------    ----------    ----------

Strategic       Global
 Income        Income      Pro Forma
 Shares         Shares       Shares
 ------         ------       ------
                                           TRANSPORTATION (AIR, BUS, RAIL):  3.78%
  250,000                    250,000       Atlas Air, Inc., 9.250%, due 04/15/08
                300,000      300,000       Archibald Candy Corporation, 10.25%, due 07/01/04
              1,000,000    1,000,000       Beazer Homes USA, Inc., 9.00%, due 03/01/04
                950,000      950,000       Clark Materials Handling Company, Senior Note, Series D, 10.75%, due 11/15/06

                                           UTILITIES:  15.98%
  100,000                    100,000   #   East Coast Power LLC, 7.536%, due 06/30/17
   20,000                     20,000       Enersis S.A.,  6.600%, due 12/01/26
             3,389,000*   3,389,000*       Danske Kredit, 6.00%, due 10/01/29
             4,724,000*   4,724,000*       Nykredit A/S, 6.00%, due 10/01/29
             4,605,000*   4,605,000*       Realkredit Danmark A/S, 6.00%, due 10/01/29
             9,805,000*   9,805,000*       Unikredit Realkredit, 6.00%, due 10/01/29
              1,500,000    1,500,000       Tricom, S.A., 11.375%, due 09/01/04
              1,000,000    1,000,000       Cemex SA, 12.75%, due 07/15/06
                910,509      910,509  @ #  Norwest Asset Securities Corp., Series 1996-I, Class B4, 7.50%, due 5/25/27
              1,000,000    1,000,000       Chiquita Brands International, Inc., 10.25%, due 11/01/06

                                           TOTAL CORPORATE BONDS (COST $4,405,371,  $15,068,990,  $19,474,361)

                                           U.S. TREASURY OBLIGATION:  6.64%
  900,000                    900,000       U.S. Treasury Bond, 6.000%, due 08/15/04
  400,000                    400,000       U.S. Treasury Bond, 6.000%, due 08/15/09
  800,000                    800,000       U.S. Treasury Note, 6.125%, due 08/15/29
  600,000                    600,000       U.S. Treasury Note, 7.250%, due 05/15/16

                                           TOTAL U.S. TREASURY OBLIGATIONS (COST $2,728,924)

                                           U.S. GOVERNMENT AGENCY OBLIGATIONS:  5.34%
                                           FEDERAL HOME LOAN MORTGAGE CORPORATION:  1.91%
  184,617                    184,617       5.500%, due 1/1/14
   95,821                     95,821       5.500%, due 2/1/14
  471,883                    471,883       7.000%, due 6/1/29
   15,614                     15,614       9.000%, due 6/1/06
   40,848                     40,848       9.500%, due 11/1/05
   16,417                     16,417       10.000%, due 10/1/03

                                           FEDERAL NATIONAL MORTGAGE ASSOCIATION:  3.41%
   87,931                     87,931       6.500%, due 2/1/09
  750,000                    750,000       7.125%, due 2/15/05
  500,000                    500,000       7.250%, due 1/15/10
   20,974                     20,974       9.500%, due 5/1/07
   18,460                     18,460       9.500%, due 6/1/05
   18,018                     18,018       9.500%, due 7/1/06
   18,399                     18,399       10.000%, due 10/1/05

                                           GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:  0.01%
    3,606                      3,606       8.500%, due 2/15/21
      678                        678       11.500%, due 7/15/13
      422                        422       11.500%, due 2/15/13

                                           TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS  (COST $2,244,844)

                                           FOREIGN GOVERNMENT AGENCY OBLIGATIONS:  38.94%
              1,200,000    1,200,000       Republic of Argentina, 9.75%, due 09/19/27
              2,426,820    2,426,820       Federative Republic of Brazil, "C" Bond, 8.00%, due 04/15/14
              1,200,000    1,200,000       Central Bank of Dominican Republic, Floating Rate Note, 7.9375%, due 08/30/24
              2,000,000    2,000,000       Republic of Ecuador, Floating Rate Note, 4.00%, due 02/28/25
           310,000,000*  310,000,000*      Hellenic Republic, Floating Rate Note, 10.24%, due 10/23/03
           200,000,000*  200,000,000*      Hellenic Republic, 8.80%, due 06/19/07
           300,000,000*  300,000,000*      Government of Hungary, 12.50%, due 09/24/02
           200,000,000*  200,000,000*      Government of Hungary, 16.00%, due 11/24/00
                400,000      400,000       Republic of Jordan, Floating Rate Note, 6.00%, due 12/23/23
              1,000,000    1,000,000       United Mexican States, 6.25%, due 12/31/19,
              1,000,000    1,000,000       United Mexican States (Rights)
             10,000,000   10,000,000       Norwegian Government Bond, 5.50%, due 05/15/09
            50,000,000*  50,000,000*       Republic of the Philippines, 18.00%, due 11/26/08
             4,500,000*   4,500,000*       Government of Poland, 12.00%, due 06/12/01
             4,000,000*   4,000,000*       Government of Poland, 12.00%, due 02/12/03
             5,000,000*   5,000,000*       Poland Treasury Bill,  due 05/16/01
             5,100,000*   5,100,000*       Electricity Supply Commission (ESKOM), 11.00%, due 06/01/08
             2,000,000*   2,000,000*       Republic of South Africa, 12.00%, due 02/28/05
            10,000,000*  10,000,000*       Government of Sweden, 6.00%, due 02/09/05

                                           TOTAL FOREGIN GOVERNMENT AGENCY OBLIGATONS (COST:  $18,325,141)

                                                                                       Strategic      Global
                                                                                        Income        Income       Pro Forma
                                                                                         Value         Value         Value
                                                                                       ----------    ----------    ----------
TRANSPORTATION (AIR, BUS, RAIL):  3.78%
Atlas Air, Inc., 9.250%, due 04/15/08                                                    238,750                     238,750
Archibald Candy Corporation, 10.25%, due 07/01/04                                                      219,000       219,000
Beazer Homes USA, Inc., 9.00%, due 03/01/04                                                            952,500       952,500
Clark Materials Handling Company, Senior Note, Series D, 10.75%, due 11/15/06                          161,500       161,500
                                                                                      ----------    ----------    ----------
                                                                                         238,750     1,333,000     1,571,750
                                                                                      ----------    ----------    ----------
UTILITIES:  15.98%                                                                                                        --
East Coast Power LLC, 7.536%, due 06/30/17                                                89,500                      89,500
Enersis S.A.,  6.600%, due 12/01/26                                                       19,020                      19,020
Danske Kredit, 6.00%, due 10/01/29                                                                     398,686       398,686
Nykredit A/S, 6.00%, due 10/01/29                                                                      556,039       556,039
Realkredit Danmark A/S, 6.00%, due 10/01/29                                                            542,033       542,033
Unikredit Realkredit, 6.00%, due 10/01/29                                                            1,154,099     1,154,099
Tricom, S.A., 11.375%, due 09/01/04                                                                  1,406,250     1,406,250
Cemex SA, 12.75%, due 07/15/06                                                                       1,121,662     1,121,662
Norwest Asset Securities Corp., Series 1996-I, Class B4, 7.50%, due 5/25/27                            552,133       552,133
Chiquita Brands International, Inc., 10.25%, due 11/01/06                                              800,000       800,000
                                                                                      ----------    ----------    ----------
                                                                                         108,520     6,530,902     6,639,422
                                                                                      ----------    ----------    ----------

TOTAL CORPORATE BONDS (COST $4,405,371,  $15,068,990,  $19,474,361)                    4,203,874    12,410,892    16,614,766
                                                                                      ----------    ----------    ----------
U.S. TREASURY OBLIGATION:  6.64%
U.S. Treasury Bond, 6.000%, due 08/15/04                                                 891,558                     891,558
U.S. Treasury Bond, 6.000%, due 08/15/09                                                 396,812                     396,812
U.S. Treasury Note, 6.125%, due 08/15/29                                                 808,000                     808,000
U.S. Treasury Note, 7.250%, due 05/15/16                                                 661,314                     661,314
                                                                                      ----------    ----------    ----------
TOTAL U.S. TREASURY OBLIGATIONS (COST $2,728,924)                                      2,757,684            --     2,757,684
                                                                                      ----------    ----------    ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS:  5.34%
FEDERAL HOME LOAN MORTGAGE CORPORATION:  1.91%
5.500%, due 1/1/14                                                                       171,635                     171,635
5.500%, due 2/1/14                                                                        89,083                      89,083
7.000%, due 6/1/29                                                                       456,986                     456,986
9.000%, due 6/1/06                                                                        16,234                      16,234
9.500%, due 11/1/05                                                                       42,750                      42,750
10.000%, due 10/1/03                                                                      17,212                      17,212
                                                                                      ----------    ----------    ----------
                                                                                         793,900            --       793,900
                                                                                      ----------    ----------    ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION:  3.41%
6.500%, due 2/1/09                                                                        85,183                      85,183
7.125%, due 2/15/05                                                                      750,375                     750,375
7.250%, due 1/15/10                                                                      503,200                     503,200
9.500%, due 5/1/07                                                                        21,950                      21,950
9.500%, due 6/1/05                                                                        19,320                      19,320
9.500%, due 7/1/06                                                                        18,857                      18,857
10.000%, due 10/1/05                                                                      19,870                      19,870
                                                                                      ----------    ----------    ----------
                                                                                       1,418,755            --     1,418,755
                                                                                      ----------    ----------    ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:  0.01%
8.500%, due 2/15/21                                                                        3,729                       3,729
11.500%, due 7/15/13                                                                         752                         752
11.500%, due 2/15/13                                                                         438                         438
                                                                                      ----------    ----------    ----------
                                                                                           4,919            --         4,919
                                                                                      ----------    ----------    ----------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS  (COST $2,244,844)                            2,217,574            --     2,217,574
                                                                                      ----------    ----------    ----------
FOREIGN GOVERNMENT AGENCY OBLIGATIONS:  38.94%
Republic of Argentina, 9.75%, due 09/19/27                                                             944,989       944,989
Federative Republic of Brazil, "C" Bond, 8.00%, due 04/15/14                                         1,811,713     1,811,713
Central Bank of Dominican Republic, Floating Rate Note, 7.9375%, due 08/30/24                          792,000       792,000
Republic of Ecuador, Floating Rate Note, 4.00%, due 02/28/25                                           681,250       681,250
Hellenic Republic, Floating Rate Note, 10.24%, due 10/23/03                                            917,425       917,425
Hellenic Republic, 8.80%, due 06/19/07                                                                 653,779       653,779
Government of Hungary, 12.50%, due 09/24/02                                                          1,165,265     1,165,265
Government of Hungary, 16.00%, due 11/24/00                                                            757,899       757,899
Republic of Jordan, Floating Rate Note, 6.00%, due 12/23/23                                            244,021       244,021
United Mexican States, 6.25%, due 12/31/19,                                                            831,250       831,250
United Mexican States (Rights)                                                                              --            --
Norwegian Government Bond, 5.50%, due 05/15/09                                                       1,116,707     1,116,707
Republic of the Philippines, 18.00%, due 11/26/08                                                    1,382,534     1,382,534
Government of Poland, 12.00%, due 06/12/01                                                             980,809       980,809
Government of Poland, 12.00%, due 02/12/03                                                             826,015       826,015
Poland Treasury Bill,  due 05/16/01                                                                    994,655       994,655
Electricity Supply Commission (ESKOM), 11.00%, due 06/01/08                                            628,060       628,060
Republic of South Africa, 12.00%, due 02/28/05                                                         278,778       278,778
Government of Sweden, 6.00%, due 02/09/05                                                            1,172,002     1,172,002
                                                                                      ----------    ----------    ----------
TOTAL FOREGIN GOVERNMENT AGENCY OBLIGATONS (COST:  $18,325,141)                               --    16,179,151    16,179,151
                                                                                      ----------    ----------    ----------

Strategic       Global
 Income        Income      Pro Forma
 Shares         Shares       Shares
 ------         ------       ------
                                           COLLATERALIZED MORTGAGE OBLIGATIONS AND
                                            ASSET-BACKED SECURITIES:  2.10%
                                           MORTGAGE -- COMMERCIAL:  1.16%
  288,304                    288,304       GMCC 1999 C-3 A1A 6.974%, due 5/15/08
  210,000                    210,000       Allied Capital Commercial Mortgage, 1998 1 C, 6.710%, due 12/25/04

  300,000                    300,000       MORTGAGE -- RESIDENTIAL:  0.94%
  100,000                    100,000       Emergent Home Equity Loan Trust 7.080%, due 12/15/28
                                           Saxon Asset Securities Trust 1999 1 AF3, 6.170%, due 08/25/21

                                           TOTAL CMO'S AND ASSET BACKED SECURITIES  (COST $885,971)

                                           PREFERRED STOCK:  0.68%
                                           COMMUNICATIONS -- INTERNET:  0.68%
    2,853                      2,853   @   Nextlink Communications 13.500%, due 06/01/10

                                           TOTAL PREFERRED STOCK (COST $240,842)

                                           MUTUAL FUNDS:  1.38%
                                           INVESTMENT COMPANIES:  1.38%
   64,500                     64,500       Pilgrim Prime Rate Trust

                                           TOTAL MUTUAL FUNDS (COST $610,654)

                                           TOTAL LONG-TERM INVESTMENTS:  (COST $11,116,606,  $33,394,131,  $44,510,737)

                                           SHORT-TERM INVESTMENTS:  3.16%
                                           REPURCHASE AGREEMENTS:  0.70%
  289,000                    289,000       State Street Repurchase Agreement, 6.200%, due 07/03/00 (Collateralized by
                                            $205,000 U.S. Treasury Notes, 12.500% Due 08/15/14, Market Vallue $300,325)

                                           UNITED STATES:  2.46%
                750,000      750,000       U.S. Treasury Bills,5.92%, due 12/21/00
                300,000      300,000       U.S. Treasury Bills,5.74%, due 10/19/00

                                           TOTAL SHORT-TERM INVESTMENTS (COST $289,000,  $1,023,466,  1,312,466)

                                           TOTAL INVESTMENTS IN SECURITIES  (COST $11,405,606, 34,417,597,  $45,823,203)
                                           OTHER ASSETS AND LIABILITIES-NET

                                           NET ASSETS


                                                                                       Strategic      Global
                                                                                        Income        Income       Pro Forma
                                                                                         Value         Value         Value
                                                                                       ----------    ----------    ----------
COLLATERALIZED MORTGAGE OBLIGATIONS AND
  ASSET-BACKED SECURITIES:  2.10%
MORTGAGE -- COMMERCIAL:  1.16%
GMCC 1999 C-3 A1A 6.974%, due 5/15/08                                                     283,790                     283,790
Allied Capital Commercial Mortgage, 1998 1 C, 6.710%, due 12/25/04                        199,974                     199,974
                                                                                       ----------    ----------    ----------
                                                                                          483,764            --       483,764
                                                                                       ----------    ----------    ----------
MORTGAGE -- RESIDENTIAL:  0.94%
Emergent Home Equity Loan Trust 7.080%, due 12/15/28                                      292,477                     292,477
Saxon Asset Securities Trust 1999 1 AF3, 6.170%, due 08/25/21                              97,399                      97,399
                                                                                       ----------    ----------    ----------
                                                                                          389,876            --       389,876
                                                                                       ----------    ----------    ----------
TOTAL CMO'S AND ASSET BACKED SECURITIES  (COST $885,971)                                  873,640            --       873,640
                                                                                       ----------    ----------    ----------
PREFERRED STOCK:  0.68%
COMMUNICATIONS -- INTERNET:  0.68%
Nextlink Communications 13.500%, due 06/01/10                                             282,150                     282,150
                                                                                       ----------    ----------    ----------
TOTAL PREFERRED STOCK (COST $240,842)                                                     282,150            --       282,150
                                                                                       ----------    ----------    ----------
MUTUAL FUNDS:  1.38%
INVESTMENT COMPANIES:  1.38%
Pilgrim Prime Rate Trust                                                                  572,438                     572,438
                                                                                       ----------    ----------    ----------
TOTAL MUTUAL FUNDS (COST $610,654)                                                        572,438            --       572,438
                                                                                       ----------    ----------    ----------
TOTAL LONG-TERM INVESTMENTS:  (COST $11,116,606,  $33,394,131,  $44,510,737)           10,907,360    28,590,043    39,497,403
                                                                                       ----------    ----------    ----------
SHORT-TERM INVESTMENTS:  3.16%
REPURCHASE AGREEMENTS:  0.70%
State Street Repurchase Agreement, 6.200%, due 07/03/00 (Collateralized by
 $205,000 U.S. Treasury Notes, 12.500% Due 08/15/14, Market Vallue $300,325)              289,000                     289,000
                                                                                       ----------    ----------    ----------
UNITED STATES:  2.46%
U.S. Treasury Bills,5.92%, due 12/21/00                                                                 728,978       728,978
U.S. Treasury Bills,5.74%, due 10/19/00                                                                 294,852       294,852
                                                                                       ----------    ----------    ----------
                                                                                               --     1,023,830     1,023,830
                                                                                       ----------    ----------    ----------

TOTAL SHORT-TERM INVESTMENTS (COST $289,000,  $1,023,466,  1,312,466)                     289,000     1,023,830     1,312,830
                                                                                       ----------    ----------    ----------

TOTAL INVESTMENTS IN SECURITIES  (COST $11,405,606, 34,417,597, $45,823,203)   98.21%  11,196,360    29,613,873    40,810,233
OTHER ASSETS AND LIABILITIES-NET                                                1.79%     183,824       559,953       743,777
                                                                              -------  ----------    ----------    ----------
NET ASSETS                                                                    100.00%  11,380,184    30,173,826    41,554,010
                                                                              =======  ==========    ==========    ==========

----------
@    Restricted security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@@   Foreign Issuer
++   Related party.
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
*    Principal amount represents local currency.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - BASIS OF COMBINATION:

     On November 2, 2000, the Boards of Pilgrim Strategic Income Fund ("Strategic Income Fund") and Pilgrim Global Income Fund ("Global Income Fund"), approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of Global Income Fund, Strategic Income Fund will acquire all the assets of Global Income Fund subject to the liabilities of such Fund, in exchange for a number of shares equal to the pro rata net assets of shares of the Strategic Income Fund (the "Merger").

     The Merger will be accounted for as a tax free merger of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at June 30, 2000. The unaudited pro forma portfolio of investments, and statement of assets and liabilities reflect the financial position of Strategic Income Fund and Global Income Fund at June 30, 2000. The unaudited pro forma statement of operations reflects the results of operations of Strategic Income Fund and Global Income Fund for the year ended June 30, 2000. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above for Strategic Income Fund and Global Income Fund under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of Strategic Income Fund for pre-combination periods will not be restated.

     The pro forma portfolio of investments, and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

NOTE 2 - SECURITY VALUATION:

     Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. All investments quoted in foreign currencies will be valued daily in U.S. Dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's Custodian. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days are valued at cost, which, when combined with accrued interest, approximates market value.

NOTE 3 - CAPITAL SHARES:

     The pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of Global Income Fund by Strategic Income Fund as of June 30, 2000. The number of additional Class A shares issued was calculated by dividing the net asset value of the Global Income Fund Class A shares by the respective Class A net asset value per share of Strategic Income Fund.

NOTE 4 - PRO FORMA ADJUSTMENTS:

     The accompanying pro forma financial statements reflect changes in fund shares as if the merger had taken place on June 30, 2000. Global Income Fund expenses were adjusted assuming Strategic Income Fund's fee structure was in effect for the year ended June 30, 2000.

NOTE 5 - MERGER COSTS:

     Merger costs are estimated at approximately $125,000 and are not included in the pro forma statement of operations since these costs are not reoccurring. These costs represent the estimated expense of both Funds carrying out their obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger. ING Pilgrim Investments, Investment Adviser to the Funds, will bear half the cost of the Reorganization. The Funds will bear the other half of the expenses relating to the proposed Reorganization.

NOTE 6 - FEDERAL INCOME TAXES:

     It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Directors intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. The amount of capital loss carryforward, which may offset Strategic Income Fund's capital gains in any given year may be limited as a result of previous reorganizations. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

       Article 5.2 of the Registrant's Amended and Restated Declaration of Trust provides for the indemnification of Registrant's trustees, officers, employees and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office ("disabling conduct").

       Section 8 of Registrant's Administration Agreement provides for the indemnification of Registrant's Administrator against all liabilities incurred by it in performing its obligations under the agreement, except with respect to matters involving its disabling conduct. Section 9 of Registrant's Distribution Agreement provides for the indemnification of Registrant's Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its disabling conduct.
Section 4 of the Shareholder Service Agreement provides for the indemnification of Registrant's Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its disabling conduct.

       Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions.

       Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("1933 Act"), may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(1)(A) Form of Certificate of Trust of Registrant (b)
   (B) Form of Certificate of Amendment of Certificate of Trust (b)
   (C) Form of Amended and Restated Declaration of Trust (b)
   (D) Form of Establishment of Additional Series (b)
   (E) Form of Establishment of Additional Series(b)
   (F) Form of Amendment No. 2 to Amended and Restated Declaration of Trust(b)
   (G) Form of Amendment No. 3 to Amended and Restated Declaration of Trust(b)
   (H) Form of Amendment No. 4 to Amended and Restated Declaration of Trust(b)
   (I) Form of Amendment No. 5 to Amended and Restated Declaration of Trust(b)
   (J) Form of Amendment No. 6 to Amended and Restated Declaration of Trust(b)
   (K) Form of Amendment No. 7 to Amended and Restated Declaration of Trust(b)

   (L) Form of Amendment No. 8 to Amended and Restated Declaration of Trust(b)
   (M) Form of Amendment No. 9 to Amended and Restated Declaration of Trust(b)
   (N) Form of Amendment No. 10 to Amended and Restated Declaration of Trust(a)
   (O) Form of Amendment No. 11 to Amended and Restated Declaration of Trust(c)
   (P) Form of Amendment No. 12 to Amended and Restated Declaration of Trust(c)
   (Q) Form of Amendment No. 13 to Amended and Restated Declaration of Trust(b)
   (R) Form of Amendment No. 14 to Amended and Restated Declaration of Trust(d)
   (S) Form of Amendment No. 15 to Amended and Restated Declaration of Trust(e)
   (T) Form of Amendment No. 16 to Amended and Restated Declaration of Trust(f)
   (U) Form of Amendment No. 17 to Amended and Restated Declaration of Trust(f)
   (V) Form of Amendment No. 18 to Amended and Restated Declaration of Trust(f)
   (W) Form of Amendment No. 19 to Amended and Restated Declaration of Trust(g)
   (X) Form of Amendment No. 20 to Amended and Restated Declaration of Trust(g)
   (Y) Form of Amendment No. 21 to Amended and Restated Declaration of Trust(h)
   (Z) Form of Certificate of Amendment to Certificate of Trust (i)
   (AA)Form of Amendment No. 22 to Amended and Restated Declaration of Trust(i)
   (BB)Form of Amendment No. 23 to Amended and Restated Declaration of Trust(j)
   (CC)Form of Amendment No. 24 to Amended and Restated Declaration of Trust(o)

(2)(A)Form of Amended Bylaws of Registrant (b)
   (B)Form of Amendment to Section 2.5 of Bylaws of Registrant (b)

(3) Not Applicable

(4) Form of Agreement and Plan of Reorganization between Pilgrim Global Income Fund and Pilgrim Mutual Funds, on behalf of Pilgrim Strategic Income Fund.

(5) See Exhibits (1) and (2)

(6)(A)Form of Investment Management Agreement between the Trust and Pilgrim Investments, Inc.(p) Form of Portfolio Management
   (B)Agreement between Pilgrim Investments, Inc. and Nicholas-Applegate Capital Management(l)

(7)Form of Underwriting Agreement between the Trust and Pilgrim Securities, Inc.

(8)Not Applicable

(9)(A)Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co. dated as of June 1, 1998. (h)
   (B)Form of Amendment to Custodian Agreement between Registrant and Brown Brothers Harriman & Co.(h)
   (C)Form of Foreign Custody Manager Delegation Agreement between Registrant and Brown Brothers Harriman & Co. dated as of June 1, 1998(h)
   (D)Form of Novation Agreement to Custody Agreement with Brown Brothers Harriman & Co.(j)
   (E)Form of Appendix C to Custody Agreement with Brown Brothers
      Harriman & Co.(j)
   (F)Form of Novation Agreement to Foreign Custody Manager Delegation Agreement with Brown Brothers Harriman & Co.(j)
   (G)Form of Appendix C to Foreign Custody Manager Delegation Agreement with Brown Brothers Harriman & Co.(j)
   (H)Form of Custodian Agreement with Investors Fiduciary Trust Company(j)

(10)(A) Form of Amended and Restated Service and Distribution Plan for
        Class A(i)
    (B) Form of Amended and Restated Service and Distribution Plan for
        Class B(i)
    (C) Form of Amended and Restated Service and Distribution Plan for
        Class C(i)
    (D) Form of Amended and Restated Service Plan for Class Q(i)

     (E) Form of Amendment to Amended and Restated Service and Distribution Plan for Class B(j)
     (F) Form of Amendment to Amended and Restated Service and Distribution Plan for Class C(j)
     (G) Form of Amendment to Amended and Restated Service and Distribution Plan for Class A(m)
     (H) Form of Amendment to Amended and Restated Service and Distribution Plan for Class T(n)
     (I) Form of Multiple Class Plan Pursuant to Rule 18f-3(n)

(11) Opinion and Consent of Counsel

(12) Opinion and Consent of Counsel supporting tax matters and consequences

(13) (A) Form of Administration Agreement(j)
     (B) Form of Agency Agreement(j)
     (C) Form of Shareholder Service Agreement(j)
     (D) Form of Expense Limitation Agreement(j)
     (E) Form of Recordkeeping Agreement(j)
     (F) Form of Expense Limitation Agreement pertaining to Money Market Fund(k)
     (G) Form of Agreement among Reserve Institutional Trust; Reserve Management Company, Inc.; Reserve Partners, Inc.; Pilgrim Mutual Funds; Pilgrim Investments, Inc. with Pilgrim Securities, Inc.(k)
     (H) Form of Amended and Restated Expense Limitation Agreement(o)

(14) Consent of Independent Auditor

(15) Not Applicable

(16) Not Applicable

(17) Not Applicable

----------
(a) Filed as an exhibit to Post-Effective Amendment No. 29 to Registrant's Form N-1A Registration Statement on May 3, 1996 and incorporated herein by reference.
(b) Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.
(c) Filed as an exhibit to Post-Effective Amendment No. 38 to Registrants Form N-1A Registration Statement of January 3, 1997 and incorporated herein by reference.
(d) Filed as an exhibit to Post-Effective Amendment No. 40 to Registrants form N-1A Registration Statement on May 2, 1997 and incorporated herein by reference.
(e) Filed as an exhibit to Post-Effective Amendment No. 43 to Registrant's Form N-1A Registration Statement on July 14, 1997 and incorporated herein by reference.
(f) Filed as an exhibit to Post-Effective Amendment No. 48 to Registrant's Form N-1A Registration Statement on December 15, 1997 and incorporated herein by reference.
(g) Filed as an exhibit to Post-Effective Amendment No. 63 to Registrant's Form N-1A Registration Statement on July 21, 1998 and incorporated herein by reference.
(h) Filed as an exhibit to Post-Effective Amendment No. 66 to Registrant's Form N-1A Registration Statement on August 14, 1998 and incorporated herein by reference.

(i) Filed as an exhibit to Post-Effective Amendment No. 67 to the Registrant's Form N-1A Registration Statement on March 25, 1999 and incorporated herein by reference.
(j) Filed as an exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.
(k) Filed as an exhibit to Post-Effective Amendment No. 71 to the Registrant's Form N-1A Registration Statement on July 1, 1999 and incorporated herein by reference.
(l) Filed as an exhibit to Post-Effective Amendment No. 72 to the Registrant's Form N-1A Registration Statement on September 2, 1999 and incorporated herein by reference.
(m) Filed as an exhibit to Post-Effective Amendment No. 73 to the Registrant's Form N-1A Registration Statement on October 29, 1999 and incorporated herein by reference.
(n) Filed as an exhibit to Post-Effective Amendment No. 74 to the Registrant's Form N-1A Registration Statement on November 5, 1999 and incorporated herein by reference.
(o) Filed as an exhibit to Post-Effective Amendment No. 75 to the Registrant's Form N-1A Registration Statement on January 4, 2000 and incorporated herein by reference.
(p) Filed as part of Post-Effective Amendment No. 80 to the Registrant's Form N-1A Registration Statement as filed on November 1, 2000.

ITEM 17. UNDERTAKINGS

1. The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the 1933 Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2. The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and State of Arizona on the 30th day of November, 2000.

                                 PILGRIM MUTUAL FUNDS

                                 By: /s/ James M. Hennessey
                                     -------------------------------------------
                                     James M. Hennessy
                                     Senior Executive Vice President & Secretary

       Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

        Signature                      Title                        Date
        ---------                      -----                        ----


                                 Trustee and Chairman          November 30, 2000
----------------------------
John G. Turner*


                                 Trustee and President         November 30, 2000
----------------------------     (Chief Executive Officer)
Robert W. Stallings*


                                 Senior Vice President and     November 30, 2000
----------------------------     Principal Financial Officer
Michael J. Roland*               (Principal Financial Officer)


                                 Trustee                       November 30, 2000
----------------------------
Robert B. Goode, Jr.*


                                 Trustee                       November 30, 2000
----------------------------
Al Burton*


                                 Trustee                       November 30, 2000
----------------------------
Jock Patton*


                                 Trustee                       November 30, 2000
----------------------------
John R. Smith*

                                 Trustee                       November 30, 2000
----------------------------
David W.C. Putnam*


                                 Trustee                       November 30, 2000
----------------------------
Walter H. May*


                                 Trustee                       November 30, 2000
----------------------------
Paul S. Doherty*


                                 Trustee                       November 30, 2000
----------------------------
Alan L. Gosule*


                                 Trustee                       November 30, 2000
----------------------------
David W. Wallace*


*  By: /s/  James M. Hennessey
       ----------------------------
       James M. Hennessy
       Attorney-in-Fact**

----------
** Powers of Attorney are filed herewith.

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert W. Stallings, James M. Hennessy, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N-14 applicable to Pilgrim Mutual Funds and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  November 10, 2000



/s/ John G. Turner                                   /s/ Alan L. Gosule
---------------------------                          ---------------------------
John G. Turner                                       Alan L. Gosule


/s/ Robert W. Stallings                              /s/ Walter H. May
---------------------------                          ---------------------------
Robert W. Stallings                                  Walter H. May


/s/ Al Burton                                        /s/ Jock Patton
---------------------------                          ---------------------------
Al Burton                                            Jock Patton


/s/ Paul S. Doherty                                  /s/ David W.C. Putnam
---------------------------                          ---------------------------
Paul S. Doherty                                      David W.C. Putnam


/s/ Robert B. Goode                                  /s/ John R. Smith
---------------------------                          ---------------------------
Robert B. Goode                                      John R. Smith


/s/ David W. Wallace
---------------------------
David W. Wallace

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert W. Stallings, James M. Hennessy, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N-14 applicable to Pilgrim Mutual Funds and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  November 14, 2000
                                                    /s/ Michael J. Roland
                                                    ---------------------
                                                    Michael J. Roland

                                  EXHIBIT INDEX

(4) Form of Agreement and Plan of Reorganization between Pilgrim Global Income Fund and Pilgrim Mutual Funds, on behalf of Pilgrim Strategic Income Fund.

(7)    Form of Underwriting  Agreement between the Trust and Pilgrim Securities,
       Inc.

(11)   Opinion and Consent of Counsel

(12)   Opinion and Consent of Counsel supporting tax matters and consequences

(14)   Consent of Independent Auditor

                           PILGRIM GLOBAL INCOME FUND

       PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON __________ __, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoint(s) Robert W. Stallings and James M. Hennessy or any one or more of them, proxies, with full power of substitution, to vote all shares of Pilgrim Global Income Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 on __________ __, 2001 at ______ a.m., local time, and at any adjournment thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Please indicate your vote by an "x" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Pilgrim Global Income Fund by Pilgrim Strategic Income Fund in exchange for shares of beneficial interest of Pilgrim Strategic Income Fund and the assumption by Pilgrim Strategic Income Fund of all of the liabilities of Pilgrim Global Income Fund.

For [  ]                        Against [  ]                        Abstain [  ]

This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.


_____________________________                                      _____________
Signature                                                          Date


_____________________________                                      _____________
Signature (if held jointly)                                        Date